SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

CAROLINA POWER & LIGHT COMPANY
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Carolina Power & Light Proxy Statement

Carolina Power & Light Company
410 S. Wilmington Street
Raleigh, NC 27601-1849

March 31, 2009

Dear Shareholder:

     I am pleased to invite you to attend the 2009 Annual Meeting of the Shareholders of Carolina Power & Light Company. The meeting will be held at 10:00 a.m. on May 13, 2009, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina.

     As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Carolina Power & Light Company are the election of two (2) Class II directors, the ratification of the selection of the independent registered public accounting firm for Carolina Power & Light Company, the amendment of the By-Laws to reduce the size of the Board of Directors and the amendment of the By-Laws to provide for the annual election of all members of the Board of Directors.

     Regardless of the size of your holdings, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Voting by any of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend in person.

     I am delighted that you have chosen to invest in Carolina Power & Light Company and look forward to seeing you at the meeting. On behalf of the management and directors of Carolina Power & Light Company, thank you for your continued support and confidence in 2009.

Sincerely,

William D. Johnson
Chairman of the Board

PROXY STATEMENT

VOTING YOUR PROXY IS IMPORTANT

     Your vote is important. Please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting.

     A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

___________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 13, 2009

     This notice, along with our Proxy Statement and Annual Report to Shareholders, are available at www.progress-energy.com/proxy.

     The Annual Meeting of the Shareholders of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) will be held at 10:00 a.m. on May 13, 2009, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. The meeting will be held in order to:

(1)	Elect two (2) Class II directors of the Company, each to serve a three-year term. The Company recommends a vote FOR the nominees for director.

(2)	Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Company recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(3)	Amend the By-Laws of the Company to reduce the size of the Company’s Board of Directors. The Company recommends a vote FOR the proposal to approve an amendment to the Company’s By-Laws providing for the reduction of the size of the Company’s Board of Directors.

(4)	Amend the By-Laws of the Company to provide for the annual election of all members of the Company’s Board of Directors. The Company recommends a vote FOR the proposal to approve an amendment to the Company’s By-Laws providing for the annual election of all members of the Board of Directors.

(5)	Transact any other business as may properly be brought before the meeting.

     All holders of the Company’s $5 Preferred Stock, Serial Preferred Stock and Common Stock of record at the close of business on March 6, 2009, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors

FRANK A. SCHILLER
Corporate Secretary

Raleigh, North Carolina
March 31, 2009

PROXY STATEMENT

PROXY STATEMENT
TABLE OF CONTENTS

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

_______________________

PROXY STATEMENT
GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the “Board”) of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 10:00 a.m. on May 13, 2009, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. (For directions to the meeting location, please see the map included at the end of this Proxy Statement.) Throughout this Proxy Statement, Carolina Power & Light Company is at times referred to as “we,” “our” or “us” and our parent company, Progress Energy, Inc., is referred to as “Progress Energy” or the “Parent.” This Proxy Statement and form of proxy were first sent to shareholders on or about March 31, 2009.

     An audio Webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The Webcast will be archived on the site.

     Copies of our Annual Report on Form 10-K for the year ended December 31, 2008, including financial statements and schedules, are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Mr. Thomas R. Sullivan, Treasurer, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551. Our Form 10-K is also available through the Securities and Exchange Commission’s (the “SEC”) Web site at www.sec.gov or through our Web site at www.progress-energy.com/investor. The contents of these Web sites are not, and shall not be deemed to be, a part of this Proxy Statement or proxy solicitation materials.

     We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees.

      If you prefer to receive a separate copy of our Proxy Statement and Annual Report, please write to Shareholder Relations, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you a separate copy. If you are currently receiving multiple copies of the Proxy Statement and Annual Report at your address and would prefer that a single copy be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXY STATEMENT

PROXIES

     The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by mail. Proxies may also be solicited by telephone, e-mail or other electronic media or personally by our and our affiliates’ officers and employees, who will not be specially compensated for such services.

     You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone by following the instructions provided on the enclosed proxy card. The telephone voting facilities for shareholders of record will close at 12:01 a.m. E.D.T. on the morning of the meeting. Any shareholder who has executed a proxy and attends the meeting may elect to vote in person rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation to our Corporate Secretary, (ii) timely filing, with our Corporate Secretary, a subsequently dated, properly executed proxy, or (iii) attending the Annual Meeting and electing to vote in person. Your attendance at the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy. You should address any written notices of proxy revocation to: Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551, Attention: Corporate Secretary.

     All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted “FOR” the election of two (2) Class II directors as set forth in this Proxy Statement; “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, as set forth in this Proxy Statement; “FOR” the amendment of our By-Laws to reduce the size of our Board of Directors as set forth in this Proxy Statement; and “FOR” the amendment of our By-Laws to provide for the annual election of all members of our Board of Directors as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

Special Note for Shares Held in “Street Name”

     If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive directions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other nominee that holds your shares of record for details regarding how you may obtain this special proxy form.

     If your shares are held in “street name” and you do not give instructions as to how you want your shares voted (a “nonvote”), the brokerage firm, bank or other nominee who holds the Company’s shares on your behalf may, in certain circumstances, vote the shares at its discretion. However, such brokerage firm, bank or other nominee is not required to vote your shares and therefore these unvoted shares would be counted as “broker nonvotes.”

     With respect to “routine” matters, such as the election of directors and ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required) under the rules governing self-regulatory organizations (the “SRO rules”), to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ securities on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “FOR” or “AGAINST” such routine matters.

Carolina Power & Light Proxy Statement

     With respect to “nonroutine” matters, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The brokerage firm or other nominee will so note on the vote card, and this constitutes a “broker nonvote.” “Broker nonvotes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “FOR,” “AGAINST” or “ABSTAINING” from such nonroutine matters. At the 2009 Annual Meeting of Shareholders, two nonroutine matters, a proposal amending the By-Laws of the Company to reduce the size of the Company’s Board of Directors and a proposal amending the By-Laws of the Company to provide for the annual election of all members of the Company’s Board of Directors, will be presented for a vote.

     Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a “broker nonvote” on nonroutine matters, or (ii) leave your shares unvoted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

     Our directors have fixed March 6, 2009 as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our $5 Preferred Stock, Serial Preferred Stock and Common Stock (collectively referred to as “shares”) of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 6, 2009, there were outstanding 236,997 shares of $5 Preferred Stock, 349,850 shares of Serial Preferred Stock and 159,608,055 shares of Common Stock. Progress Energy owns all outstanding shares of our Common Stock.

     Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or “broker nonvotes” will be counted for purposes of determining whether a quorum is present.

     Pursuant to the provisions of the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote. Accordingly, assuming a quorum is present, the nominee(s) receiving the highest number of “FOR” votes within each class of directors for which nominees are proposed will be elected. Withheld votes or shares held in “street name” that are not voted in the election of directors will not be included in determining the number of votes cast. Progress Energy intends to vote all of its shares “FOR” each nominee.

     Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters properly brought before the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of shares entitled to vote. With respect to matters requiring a majority vote, assuming a quorum is present, the number of “FOR” votes cast at the meeting for the proposal must exceed the number of “AGAINST” votes cast at the meeting in order for the proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to any such matters. Progress Energy intends to vote all of its shares “FOR” this proposal.

     Approval of the proposal to amend our By-Laws to reduce the size of our Board of Directors will require the affirmative vote of a majority of votes cast by holders of shares entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes

PROXY STATEMENT

cast at the meeting in order for this proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to this proposal. Progress Energy intends to vote all of its shares “FOR” this proposal.

     Approval of the proposal to amend our By-Laws to provide for the annual election of all members of our Board of Directors will require the affirmative vote of a majority of votes cast by holders of shares entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes cast at the meeting in order for this proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to this proposal. Progress Energy intends to vote all of its shares “FOR” this proposal.

     We will announce preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009. A copy of this quarterly report may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K.

PROPOSAL 1—ELECTION OF DIRECTORS

     The Company’s Board of Directors is currently composed of seven (7) directors who are all employees of the Company and its affiliates. Although the Board of Directors is entitled to fill the remaining four (4) vacancies, it has elected not to do so because it believes that its current size enables it to conduct its business in a productive and efficient manner. The Company believes that the current size of the Board streamlines the decision making process and permits the Company to better execute its business strategy.

     The Board of Directors nominates the following nominees to serve as directors in Class II with terms expiring in 2012 and until their respective successors are elected and qualified: William D. Johnson and Paula J. Sims. Proxies cannot be voted for a greater number of persons than nominees named.

     It should be noted that if Proposal 4 (see page 68) relating to the declassification of the Board of Directors is approved by the Shareholders, the Company’s By-Laws would be amended to provide for annual elections of each director beginning at the 2010 Annual Meeting of Shareholders. The term of Class III directors expires at the 2010 Annual Meeting of Shareholders, and the directors of Classes I and II are expected to tender their resignations, effective as of the opening of the 2010 Annual Meeting of Shareholders, so that all directors will be elected to a one-year term at the 2010 Annual Meeting of Shareholders.

     There are no family relationships among any of the nominees for director or among any nominee and any director or officer of the Company or its subsidiaries, and there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

     The election of directors will be determined by a plurality of the votes cast at the Annual Meeting at which a quorum is present. This means that nominees receiving the highest number of “FOR” votes within Class II will be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted “FOR” the election of each of the two (2) nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

Carolina Power & Light Proxy Statement

     The names of the two nominees for election to the Board of Directors and of the Continuing Directors, along with their ages, principal occupations or employment for the past five years, and current directorships of public companies, are set forth below. The Board has not established any committees. The Company is a direct subsidiary of Progress Energy and an affiliate of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”), which is noted in the descriptions below. Information concerning the number of shares of Progress Energy’s Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 8 of this Proxy Statement.

     The Board of Directors recommends a vote “FOR” each nominee for director.

Nominees for Election—Class II
(Term expiring in 2012)

     WILLIAM D. JOHNSON, age 55, is Chairman, President and Chief Executive Officer of Progress Energy, since October 2007. He is also Chairman of PEF. Mr. Johnson has served as Chairman of the Company since July 2007. He previously served as President and Chief Operating Officer of Progress Energy from January 2005 to October 2007. In that role, Mr. Johnson oversaw the generation and delivery of electricity by the Company and PEF. Mr. Johnson is also Chairman of the Company and PEF. Mr. Johnson has been with Progress Energy (formerly CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, LLC and General Counsel and Secretary for Progress Energy. Before joining Progress Energy, Mr. Johnson was a partner with the Raleigh, North Carolina law office of Hunton & Williams LLP, where he specialized in the representation of utilities.

     PAULA J. SIMS, age 47, is Senior Vice President, Power Operations of the Company and PEF, since July 2007. She has served as a director of the Company since September 2008. Ms. Sims previously served as Senior Vice President, Regulated Services of the Company, from January 2006 to July 2007; Vice President, Fossil Fuel Generation of the Company and PEF, from January 2006 to April 2006; Vice President, Regulated Fuels of the Company, from December 2004 to December 2005; Chief Operating Officer of Progress Fuels Corporation, from February 2002 to December 2004; and Vice President, Business Operations & Strategic Planning of Progress Fuels Corporation, from June 2001 to February 2002. Before joining Progress Energy in 1999, Ms. Sims was with General Electric, where she served in a number of management and operations positions for over 15 years.

Directors Continuing in Office—Class I
(Term expiring in 2011)

     JEFFREY A. CORBETT, age 49, is Senior Vice President, Energy Delivery of the Company, since January 2008. He has served as a director of the Company since September 2008. Mr. Corbett previously served as Senior Vice President, Energy Delivery of PEF, from June 2006 to January 2008; Vice President, Distribution of the Company, from January 2005 to June 2006; Vice President, Eastern Region of the Company, from September 2002 to January 2005; and Director, Distribution Power Quality and Reliability, from 1999 to September 2002. Before joining Progress Energy in 1999, Mr. Corbett spent 17 years with Virginia Power, serving in a variety of engineering and leadership roles.

     JOHN R. MCARTHUR, age 53, is Executive Vice President of Progress Energy, since September 2008. In his various roles, Mr. McArthur is responsible for corporate and utility support functions, including Corporate Services, Corporate Communications, Efficiency and Innovative Technology, External Relations, Human Resources and Information Technology and Telecommunications. The compliance, legal and audit functions are also part of his group. Mr. McArthur has served as a director of the Company since July 2007. He also serves as Corporate Secretary of Progress Energy, a position he has held since January 2004. Mr. McArthur is also Executive Vice President of the Company since September 2008, Executive Vice President of PEF since November 2008 and Senior Vice President and Secretary of Florida Progress Corporation since January 2004. Mr. McArthur has been with Progress Energy in a number of roles since 2001, including General Counsel, Senior Vice President, Corporate

PROXY STATEMENT

Relations and Vice President, Public Affairs. Before joining Progress Energy, Mr. McArthur was a member of former North Carolina Governor Mike Easley’s senior management team, handling major policy initiatives as well as media and legal affairs. He also directed Governor Easley’s transition team after the election of 2000.

Directors Continuing in Office—Class III
(Term expiring in 2010)

     MARK F. MULHERN, age 49, is Senior Vice President and Chief Financial Officer of the Company, PEF and Progress Energy, since September 2008. Mr. Mulhern has served as a director of the Company since September 2008. He previously served as Senior Vice President, Finance of the Company and PEF, from November 2007 to September 2008, and Senior Vice President, Finance of Progress Energy, from July 2007 to September 2008. Mr. Mulhern also served as President of Progress Ventures (the unregulated subsidiary of Progress Energy), from 2005 to 2008; Senior Vice President of Competitive Commercial Operations of Progress Ventures, from 2003 to 2005; Vice President, Strategic Planning of Progress Energy, from 2000 to 2003; Vice President and Treasurer of Progress Energy, from 1997 to 2000; and Vice President and Controller of Progress Energy, from 1996 to 1997. Before joining Progress Energy (formerly CP&L) in 1996, Mr. Mulhern was the Chief Financial Officer at Hydra Co Enterprises, the independent power subsidiary of Niagara Mohawk. He also spent eight years at Price Waterhouse, serving a wide variety of manufacturing and service businesses.

     JAMES SCAROLA, age 53, is Senior Vice President and Chief Nuclear Officer of the Company and PEF, since January 2008. Mr. Scarola has served as a director of the Company since January 2008. He previously served as Vice President at the Brunswick Nuclear Plant from October 2005 to December 2007. Mr. Scarola joined Progress Energy (formerly CP&L) in 1998, where he served as Vice President at the Harris Nuclear Power Plant until October 2005. Mr. Scarola entered the nuclear power field in 1978 as a design engineer and has held positions in construction, start-up testing, maintenance, engineering and operations. He was the Plant General Manager at the St. Lucie Nuclear Plant with Florida Power & Light Company prior to joining Progress Energy.

     LLOYD M. YATES, age 48, is President and Chief Executive Officer of the Company, since July 2007. Mr. Yates oversees all aspects of the Carolinas delivery operations, including distribution and customer service, transmission and products and services. Mr. Yates has served as director of the Company since July 2007. He previously served as Senior Vice President of the Company, from January 2005 to July 2007. Mr. Yates served the Company as Vice President—Transmission, from November 2003 to December 2004, and Vice President—Fossil Generation, from November 1998 to November 2003. Before joining Progress Energy (formerly CP&L) in 1998, Mr. Yates was with PECO Energy for over 16 years in several line operations and management positions. His last position with PECO was as General Manager—Operations in the power operations group.

Carolina Power & Light Proxy Statement

PRINCIPAL SHAREHOLDERS

     The table below sets forth the only shareholders we know to beneficially own more than 5 percent (5%) of the outstanding shares of our Common Stock and our $5 Preferred Stock as of December 31, 2008. We are not aware of any person owning more than 5 percent (5%) of our Serial Preferred Stock. Other than the previously noted three classes of stock, we do not have any other class of voting securities outstanding.

Title of	Name and Address of	Number of Shares		Percentage of
Class	Beneficial Owner	Beneficially Owned		Class
Common Stock	Progress Energy, Inc.	159,608,055		100
	410 S. Wilmington Street
	Raleigh, NC 27601-1849

$5 Preferred Stock	Wells Fargo & Company	14,277	[1]	6.02
	420 Montgomery Street
	San Francisco, CA 94163

$5 Preferred Stock	Evergreen Investment Management	13,217	[2]	5.58
	Company, LLC
	200 Berkeley Street
	Boston, MA 02116

     1 Consists of shares of $5 Preferred Stock held by Wells Fargo & Company. Wells Fargo & Company has sole power to vote with respect to 14,067 shares, sole dispositive power with respect to 13,357 shares, shared power to vote with respect to 0 shares and shared power to dispose of 760 shares. (Based solely on information contained in a Schedule 13G filed by Wells Fargo & Company on February 2, 2009.)

     2 Consists of shares of $5 Preferred Stock held by Evergreen Investment Management Company, LLC. Evergreen Investment Management Company, LLC has sole power to vote with respect to 13,217 shares, sole dispositive power with respect to 13,217 shares, shared power to vote with respect to 0 shares and shared power to dispose of 0 shares. (Based solely on information contained in a Schedule 13G filed by Evergreen Investment Management Company, LLC on February 2, 2009.)

PROXY STATEMENT

MANAGEMENT OWNERSHIP OF COMMON STOCK

     None of our Directors or Officers owns any of the Company’s Common or Preferred Stock.

     The following table describes the beneficial ownership of the Common Stock of Progress Energy and ownership of Progress Energy Common Stock units as of February 27, 2009, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this Proxy Statement, and (iii) all directors and nominees for director and executive officers as a group. A unit of Common Stock does not represent an equity interest in Progress Energy and possesses no voting rights, but is equal in economic value at all times to one share of Progress Energy Common Stock. As of February 27, 2009, none of the individuals or the group in the above categories owned one percent (1%) or more of Progress Energy’s voting securities. Unless otherwise noted, all shares of Progress Energy Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

	Number of Shares
	of Common Stock
Name	Beneficially Owned
Jeffrey A. Corbett	10,882	[1]
William D. Johnson	118,467	[1]
John R. McArthur	35,981	[1]
Mark F. Mulhern	31,833	[1]
James Scarola	47,536	[1]
Peter M. Scott III (Retired effective September 1, 2008)	110,744	[1,2]
Paula J. Sims	9,464	[1]
Lloyd M. Yates	20,879	[1]
Shares of Common Stock and Units beneficially owned by all Directors and executive
officers of the Company as a group (10 persons)	408,935	[3]
____________________
     1 Includes shares of Restricted Stock currently held, and shares of Progress Energy Common Stock such officer has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options as follows:

Officer and/or Director	Restricted Stock	Stock Options
Jeffrey A. Corbett	—	—
William D. Johnson	31,134	—
John R. McArthur	9,167	—
Mark F. Mulhern	14,800	7,000
James Scarola	4,700	34,600
Peter M. Scott III	—	52,000
Paula J. Sims	1,000	—
Lloyd M. Yates	8,500	—

     2 Reflects shares of Progress Energy Common Stock Mr. Scott owned as of September 30, 2008.

     3 Includes shares each group member (shares in the aggregate) has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options.

Carolina Power & Light Proxy Statement

Management Ownership of Units Representing Common Stock

     The table below includes (i) performance units under Progress Energy’s Long-Term Compensation Program; (ii) performance units recorded to reflect awards deferred under the Progress Energy Management Incentive Compensation Plan (“MICP”); (iii) performance shares awarded under the Performance Share Sub-Plan of Progress Energy’s 1997 and 2002 Equity Incentive Plans (“PSSP”) (see “Outstanding Equity Awards at Fiscal Year-End Table” on page 44); (iv) units recorded to reflect awards deferred under the PSSP; (v) replacement units representing the value of our contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under Progress Energy’s Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (vi) Restricted Stock Units (“RSUs”) awarded under the 2002 Progress Energy Equity Incentive Plan.

	Long-Term
	Compensation			PSSP
Officer	Program	MICP	PSSP	Deferred	MDCP	RSUs
William D. Johnson	—	1,603	149,365	—	992	37,759
John R. McArthur	—	—	39,858	—	—	17,923
Mark F. Mulhern	—	—	31,021	2,567	4,246	13,973
Peter M. Scott III	—	—	77,030	12,260	—	14,708
Paula J. Sims	—	4,551	28,787	1,416	351	14,179
Lloyd M. Yates	—	2,503	39,130	5,972	148	18,517

TRANSACTIONS WITH RELATED PERSONS

     There were no transactions in 2008 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company’s directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest except for compensation earned pursuant to their employment agreements for services they provide to the Company and its affiliates.

     Our Parent’s Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the “Policy”), which is attached to this Proxy Statement as Exhibit A. Progress Energy’s Board has determined that its Corporate Governance Committee (the “Governance Committee”) is best suited to review and approve Related Person Transactions because that Committee oversees Progress Energy’s Board of Directors’ assessment of its independence. Progress Energy’s Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

     For the purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which Progress Energy (including any of its subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term “Related Person” is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

     Progress Energy’s general policy is to avoid Related Person Transactions. Nevertheless, Progress Energy recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

PROXY STATEMENT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities and those of our Parent with the SEC and the New York Stock Exchange (the “NYSE”). Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company’s 2008 fiscal year were met.

CODE OF ETHICS

     In keeping with the its commitment to sound corporate governance, the Board of Directors of Progress Energy has adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all employees of Progress Energy and its subsidiaries, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted the Company’s Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with Progress Energy’s Code of Ethics on an annual basis.

     Progress Energy’s Code of Ethics is posted on our Parent’s Internet Web site, and can be accessed at www.progress-energy.com/investor. This information is available in print to any shareholder who requests it at no charge.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that none of the persons who served as directors for any portion of 2008 were, and none of the current directors or nominees for director are independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE because they are all employees of the Company and/or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

     Between January 1 and September 8, 2008, the Board of Directors was comprised of five (5) members. In September, one director retired and the remaining directors appointed three (3) additional directors to fill vacancies on the Board. The Board of Directors met four times in 2008. Average attendance of the directors at the meetings of the Board held in 2008 was 91 percent. No directors attended less than 75 percent of the meetings held during the portion of 2008 that they served as directors.

     Our Company expects all directors to attend its annual meetings of shareholders. All directors who were serving as directors as of May 14, 2008, the date of the 2008 Annual Meeting of Shareholders, attended that meeting.

BOARD COMMITTEES

     In conjunction with the restructuring of the Company’s Board in 2007 to include only employees of the Company and its affiliates, the Board determined that it was not necessary to establish committees of the Board. Therefore, the Company does not have a separately standing nominating committee, audit committee or compensation committee. The Board believes that this approach increases efficiency and permits the Company to better execute its business strategy.

     The full Board participates in the consideration of director nominees.

     The Organization and Compensation Committee of Progress Energy’s Board of Directors has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to our Board, as appropriate. The following individuals are members of the Organization and Compensation Committee of Progress Energy’s Board: E. Marie McKee - Chair, David L. Burner, Harris E. DeLoach, Jr., Robert W. Jones, W. Steven Jones, and John H. Mullin, III.

Carolina Power & Light Proxy Statement

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for the preapproval of audit and non-audit services provided to the Company by its independent registered accounting firm. The following individuals are members of the Audit and Corporate Performance Committee of Progress Energy’s Board: Theresa M. Stone - Chair, James E. Bostic, Jr., James B. Hyler, Jr., Charles W. Pryor, Jr., Carlos A. Saladrigas, and Alfred C. Tollison, Jr. Ms. Stone and Mr. Saladrigas have been designated by the Progress Energy Board of Directors as the “Audit Committee Financial Experts,” as that term is defined in the SEC rules.

Compensation Committee Interlocks and Insider Participation

     The Board no longer has a compensation committee.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

Director Candidate Recommendations and Nominations by Shareholders

     Shareholders should submit any director candidate recommendations in writing in accordance with the method described under “Communications with the Board of Directors” below. Any director candidate recommendation that is submitted by one of our shareholders will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chairman of the Board, who will place consideration of the recommendation on the agenda for the Board’s regular November meeting. The Board will discuss candidates recommended by shareholders at its November meeting, and will determine whether it will nominate a particular candidate for election to the Board.

     Additionally, in accordance with Section 10 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in “Future Shareholder Proposals” on page 69 of this Proxy Statement.

Process for Identifying and Evaluating Director Candidates

     The full Board evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board’s qualification standards. The Committee evaluates each candidate’s qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity; sound judgment; financial acumen; strategic thinking; ability to work effectively as a team member; demonstrated leadership; experience in a field of business; professional or other activities that bear a relationship to our mission and operations; appreciation of the business and social environment in which we operate; and an understanding of our responsibilities to shareholders, employees, customers and the communities we serve. The Company does not have a nominating committee.

Communications with the Board of Directors

     The Board has approved a process for shareholders to send communications to the Board. That process provides that shareholders can send communications to the Board to specified individual directors in writing c/o Frank A. Schiller, Corporate Secretary, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, NC 27602-1551.

     We screen mail addressed to the Board or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis (“CD&A”) relates to the compensation of the executive officers of the Company. The officers of the Company’s parent, Progress Energy, Inc., (the “Parent” or “Progress Energy”) also serve as officers and/or directors of various Progress Energy subsidiaries, including the Company. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries. It is not the policy of Progress Energy to allocate compensation paid to its executive officers among the various subsidiaries to which they provide services. The Organization and Compensation Committee of Progress Energy’s Board of Directors (throughout this CD&A, the “Committee”) has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to subsidiary boards, as appropriate.

     This CD&A has four parts. The first part describes our executive compensation philosophy and provides an overview of the compensation program and process. The second part describes each major element of our executive compensation program. The third part describes how the Committee applied each element to determine the compensation paid to each of the named executive officers in the Summary Compensation Table on page 36 (the “named executive officers”) for the services they provided to us and our Parent in 2008. For 2008, the Company’s named executive officers were:

  Lloyd M. Yates, President and Chief Executive Officer;

  William D. Johnson, Chairman;

  Peter M. Scott III, Executive Vice President and Chief Financial Officer (retired effective September 1, 2008);

  Mark F. Mulhern, Senior Vice President and Chief Financial Officer, effective September 1, 2008 (formerly Senior Vice President–Finance);

  John R. McArthur, Executive Vice President, effective September 1, 2008 (formerly Senior Vice President); and

  Paula J. Sims, Senior Vice President

The fourth part consists of the Committee’s Report.

     Following the CD&A are the tables setting forth the 2008 compensation for each of the named executive officers, as well as a discussion concerning compensation for the members of the Company’s Board of Directors. Throughout this CD&A, the Company is at times referred to as “we,” “our” or “us.”

I. COMPENSATION PHILOSOPHY AND OVERVIEW

     Progress Energy is an integrated electric utility primarily engaged in the regulated utility business. As a wholly-owned subsidiary of Progress Energy, our executive compensation philosophy aligns with that of our Parent. It is designed to provide competitive and reasonable compensation consistent with the three key principles that are critical to our long-term success as described below:

  Aligning the interests of shareholders and management. Progress Energy believes that its major shareholders invest in it because they believe it can produce average annual total shareholder return in the 7 percent to 10 percent range over a three- to five-year holding period. Total shareholder return is defined as the stock price appreciation plus dividends over the period, divided by the share price at the beginning of the measurement period. Further, Progress Energy’s investors do not expect or desire

Carolina Power & Light Proxy Statement

significant volatility in its stock price. Accordingly, our executive compensation program is designed to encourage management to lead our Company in a way that consistently produces earnings per share growth and sustained dividend growth for our Parent, thus minimizing the volatility of our Parent’s stock price.

  Rewarding operating performance results that are consistent with reliable and efficient electric service. We believe that to achieve this goal over the long-term, we must:
  deliver high levels of customer satisfaction;

  operate our systems reliably and efficiently;

  maintain a constructive regulatory environment;

  have a productive, engaged and highly motivated workforce;

  meet or exceed our operating plans and budgets;

  be a good corporate citizen; and

  produce value for our investors and Progress Energy’s investors.

     Therefore, we determine base salary levels and annual incentive compensation based on corporate performance in these areas, along with individual contribution and performance.

  Attracting and retaining an experienced and effective management team. The competition for skilled and experienced management is significant in the utility industry. We believe that the management of our business requires executives with a variety of experiences and skills. We expect the competition for talent to continue to intensify, particularly in the nuclear area, as the industry enters a significant capital expenditure phase and the demand for additional generating capacity increases. To address this issue, we have designed market-based compensation programs that are competitive and are aligned with our Parent’s corporate strategy.

     Consistent with these principles, the Committee seeks to provide executive officers a compensation program that is competitive in the market place and provides the incentives necessary to motivate the executives to perform in the best interests of Progress Energy and its shareholders. The Committee also believes that it is in the best interests of our Parent and its shareholders to have skilled, engaged and high-performing executives who can sustain our Parent’s ongoing performance.

     In determining an individual executive officer’s compensation opportunity, the Committee believes that the compensation opportunity must be competitive within the marketplace for the specific role of the particular executive officer. As such, the compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Parent’s Chief Executive Officer is responsible for the overall performance of Progress Energy and, as such, his position has a greater scope of responsibility than our Parent’s other executive positions. Additionally, from a market analysis standpoint, the position of chief executive officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Parent’s Chief Executive Officer’s compensation opportunity at levels that reflect the responsibilities of his position and the Committee’s expectations. To establish the appropriate compensation opportunity for each executive officer, the Company seeks to balance the value of the various elements of compensation to the Company against the perceived value of those elements to the executive officer.

PROXY STATEMENT

COMPENSATION PROGRAM STRUCTURE

     The table below summarizes the current elements of our executive compensation program.

Short- or
Long-Term
Element	Description	Primary Purpose	Focus
Base Salary	Fixed compensation. Annual	Aids in attracting and retaining	Short-term
	merit increases reward	executives and rewards operating	(annual)
	performance.	performance results that are
consistent with reliable and
efficient electric service.
Annual Incentive	Variable compensation based	Rewards operating performance	Short-term
	on achievement of annual	results that are consistent with	(annual)
	performance goals.	reliable and efficient electric
service.
Long-Term Incentives —	Variable compensation based	Align interests of our and	Long-term
Performance Shares	on achievement of long-term	Progress Energy’s shareholders
	performance goals.	and management and aid
in attracting and retaining
executives.
Long-Term Incentives —	Fixed compensation based on	Align interests of our and	Long-term
Restricted Stock/ Restricted	target levels. Service-based	Progress Energy’s shareholders
Stock Units	vesting.	and management and aid
in attracting and retaining
executives.
Supplemental Senior	Formula-based compensation,	Aids in attracting and retaining	Long-term
Executive Retirement Plan	based on salary, bonus and	executive officers.
eligible years of service.
Management Change-In-	Elements based on specific	Aligns interests of our and	Long-term
Control Plan	plan eligibility.	Progress Energy’s shareholders
and management and aids in
(i) attracting executives; and
(ii) retaining executives during
transition following a change-in-
control.
Employment Agreements	Define our or Progress	Aid in attracting and retaining	Long-term
	Energy’s relationship with	executives.
our executives and provide
protection to each of the
parties.
Executive Perquisites	Personal benefits awarded	Aid in attracting and retaining	Short-term
	outside of base salaries.	executives.	(annual)
Other Broad-Based	Employee benefits such as	Aid in attracting and retaining	Both Short-
Benefits	health and welfare benefits,	executives.	and Long-term
401(k) and pension plan.
Deferred Compensation	Provides executives with tax	Aids in attracting and retaining	Long-term
	deferral options in addition	executives.
to those available under our
qualified plans.

Carolina Power & Light Proxy Statement

     The Committee believes the various compensation program elements:

  link compensation with our and Progress Energy’s short-term and long-term success by using operating and financial performance measures in determining payouts for annual and long-term incentive plans;

  align management interests with our and Progress Energy’s investors’ expectations by rewarding executives for delivering long-term total shareholder return for Progress Energy;

  attract and retain executives by maintaining compensation that is competitive with Progress Energy’s peer group;

  foster effective teamwork and collaboration between executives working in different areas to support our core values, strategy and interests;

  balance the perceived value of compensation elements to our executives with our actual cost;

  comply in all material respects with applicable laws and regulations; and

  can be readily understood by us, the Committee, our executives and our and Progress Energy’s shareholders, and provide ease of administration.

PROGRAM ADMINISTRATION

     Our executive compensation program is administered by the Committee, which is composed of six independent directors (as defined under the NYSE corporate governance rules) of our Parent. Members of the Committee currently do not receive compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the “Director Compensation” section on page 64 of this Proxy Statement.

     The Committee’s charter authorizes the Committee to hire outside consultants, and the Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. The Committee evaluates the performance of its compensation consultant annually to assess the consultant’s effectiveness in assisting the Committee with implementing Progress Energy’s compensation program and principles. In November 2007, the Committee retained Hewitt Associates (“Hewitt”) as its independent executive compensation and benefits consultant to assist the Committee in meeting its compensation objectives for our Company. Under the terms of its engagement, Hewitt reports directly to the Committee. Throughout the remainder of this CD&A, the term “compensation consultant” refers to Hewitt unless otherwise noted.

     The Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:

  advising the Committee on general trends in executive compensation and benefits;

  performing benchmarking and competitive assessments;

  designing incentive plans;

  performing financial analysis of and determining shareholder value drivers; and

  recommending appropriate performance metrics and financial targets.

PROXY STATEMENT

Hewitt has not in 2009, and did not in 2008, provide any services or products to the Company other than those that are related to the Company’s executive compensation and benefits program, which were provided solely to the Committee.

     Our executive officers meet with the compensation consultant to ensure the consultant understands our and our Parent’s business strategy. In addition, the executive officers ensure that the Committee receives administrative support and assistance, and make recommendations to the Committee to ensure that compensation plans are aligned with our and our Parent’s business strategy and meet the principles described above. John R. McArthur, our Executive Vice President, serves as management’s liaison to the Committee. Our executive officers and other Company employees provide the consultant with information regarding our executive compensation plans and benefits and how we administer them on an as-needed basis. William D. Johnson, our Parent’s Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives’ compensation. The Committee conducts annual performance evaluations of Mr. Johnson.

COMPETITIVE POSITIONING PHILOSOPHY

     The Committee’s compensation philosophy is to establish target compensation opportunities near the 50th percentile of the market, with flexibility to pay higher or lower amounts based on individual and corporate performance. The Committee believes that this philosophy is aligned with our executive compensation objective of linking pay to actual performance.

     Our Parent, a regulated electric utility holding company, is considered to be part of the broader industry classification of electric utilities. Our Parent is included in several well publicized indices, including the S&P electric index and the Philadelphia utility index. Over the past decade, as deregulation has occurred in several geographic areas of the United States, the investor community has separated the utility industry into a number of subsectors. The two main themes of separation are 1) in which aspect of the value chain does the company participate: generation, transmission and/or delivery, and 2) how much of its business is governed by rate-of-return regulation as opposed to competitive markets. Thus, the industry now has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance and market valuation characteristics such as earnings multiples, earnings growth prospects and dividend yields.

     Our Parent generally is identified as being in the regulated integrated subsector. This means our Parent and its peer companies are primarily rate-of-return regulated, operate in the full range of the value chain, and typically have requirements to serve all customers under state utility regulations. Other companies that are similar to us from a business model perspective and that are generally categorized in our subsector include companies like Southern Company, Duke Energy, SCANA, Xcel and PG&E. The Committee, therefore, monitors companies like these in comparing and evaluating our Parent’s financial performance for investors and compensation for executives.

     On an annual basis, the Committee’s compensation consultant provides the Committee with a written analysis comparing base salaries, annual incentives and long-term incentives of our executive officers to compensation opportunities provided to executive officers of our Parent’s peers. For 2008, the Committee approved the use of a peer group consisting of 18 integrated utilities (that is, utilities that have transmission, distribution and generation assets). The peer group was chosen based on many factors including revenue, market capitalization and percentage of regulated assets to total assets; the peer group also consists of the companies with which we primarily compete for executive talent. The table below lists the companies in the peer group our Parent uses for benchmarking purposes.

Carolina Power & Light Proxy Statement

Allegheny Energy, Inc.	Edison International	Pinnacle West Capital Corporation
Ameren Corporation	Entergy Corporation	PPL Corporation
American Electric Power	Exelon Corporation	SCANA Corporation
Company, Inc.
Dominion Resources, Inc.	FirstEnergy Corporation	Southern Company
DTE Energy Company	FPL Group, Inc.	TECO Energy
Duke Energy Corporation	PG&E Corporation	Xcel Energy, Inc.

     The Committee believes this peer group is appropriate for overall compensation comparisons because it reflects the most appropriate and comparable employment markets for our executive officers. The Committee will continue to evaluate and monitor the peer group to ensure that it remains appropriate for such comparisons.

SECTION 162(m) IMPACTS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits, with certain exceptions, the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:

  administered by a committee of outside directors;

  based on achieving objective performance goals; and

  disclosed to and approved by the shareholders.

     The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. However, the Committee bases its compensation decisions on the compensation principles discussed above, not on Section 162(m). The Committee believes the current design of our compensation program effectively links pay to performance and provides appropriate flexibility in determining amounts to be awarded. Therefore, the Committee has not adopted a policy requiring that executive compensation be deductible under Section 162(m).

STOCK OWNERSHIP GUIDELINES

     To align the interests of our executives with the interests of our Parent’s shareholders, Progress Energy’s Board of Directors adopted stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a personal stake in Progress Energy through a significant equity investment in Progress Energy. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Progress Energy common stock within five years of assuming his or her position. The required levels of ownership are designed to reflect the increasing levels of responsibility that the executive positions entail.

     In late 2008, the Committee requested the compensation consultant to benchmark the Company’s stock ownership guidelines to the current market. The benchmarking compared both the position levels and the multiples in our guidelines to those of the peer group and general industry designs. The benchmarking indicated that the Company’s guidelines were “at market” with respect to ownership levels, the types of equity that count toward ownership, and the timeframe for compliance. To further strengthen the alignment of the interest of executives with those of our shareholders, the Board approved, on the Committee’s recommendation increasing the stock ownership for the executive officer position as shown in the table below.

PROXY STATEMENT

     The stock ownership guidelines for Progress Energy’s executive officer positions are shown in the table below:

Position Level	2008 Ownership	2009 Stock Ownership
	Guidelines	Guidelines
Chief Executive Officer	4.0 times Base Salary	5.0 times Base Salary
Chief Operating Officer	3.5 times Base Salary	4.0 times Base Salary
Chief Financial Officer	2.5 times Base Salary	3.0 times Base Salary
Presidents/Executive Vice Presidents/Senior Vice
Presidents	2.5 times Base Salary	3.0 times Base Salary

     For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in any defined contribution, Employee Stock Ownership Plan or other stock-based plan; (iii) performance shares/units or phantom stock deferred under an annual incentive or base salary deferral plan; (iv) performance shares/units or phantom stock earned and deferred in any long-term incentive plan account; (v) vested and unvested restricted stock awards and restricted stock units; and (vi) stock held in a family trust or immediate family holdings.

     As of February 27, 2009, our named executive officers were in compliance with the guidelines (see Management Ownership table on page 8 of this Proxy Statement for specific details).

II. ELEMENTS OF COMPENSATION

     The various elements of our executive compensation program described above under the caption “Compensation Program Structure” on page 14 above are designed to meet the three key principles described under the caption “Compensation Philosophy and Overview” on page 12 of this Proxy Statement. We have designed an allocation of long-term to short-term compensation that reflects the job responsibilities of the executive and provides an incentive for the executive to maximize his or her contribution to the Company. In general, we believe that the more senior an executive’s position, the greater responsibility and influence he or she has regarding the long-term strategic direction of the Company. Thus, Progress Energy’s Chief Executive Officer’s target long-term compensation is designed to account for approximately two-thirds of his total compensation package. By comparison, Senior Vice Presidents’ target long-term compensation is designed to constitute approximately one-half of their total compensation packages. Under this approach, executives who bear the most responsibility for and influence over Progress Energy’s long-term performance receive compensation packages that provide greater incentives to achieve Progress Energy’s long-term objectives.

     The table below shows the mix of short-term and long-term incentive awards to each named executive officer for 2008. Percentages for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

		Short-Term	Long-Term Incentive
		(annual)	Targets		Total
Named Executive	Base Salary	Incentive	Performance	Restricted	Incentive
Officer[1]	(as of 1/1/09)	Target[2]	Shares[3]	Stock	Target
Lloyd M. Yates	$440,000	55%	117%	58%	230%
William D. Johnson	$950,000	85%	233%	117%	435%
Mark F. Mulhern	$385,000	55%	117%	58%	230%
John R. McArthur	$480,000	55%	117%	58%	230%
Paula J. Sims	$370,000	45%	100%	50%	195%

     1 Table includes only those named executive officers who were employees of the Company on January 1, 2009. (Mr. Scott retired effective September 1, 2008.)

Carolina Power & Light Proxy Statement

     2 Annual incentive can range from 0%-200% of target.

     3 Performance shares may be awarded up to 125% of target and payouts can range from 0%-200% of grant.

     To assess overall compensation, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets show the entire range of potential compensation opportunities including the increase in the annual accrued value of the Supplemental Senior Executive Retirement Plan and a summary of compensation paid to the executive for each of the previous three years. The Committee reviews the estimated values of vested and unvested balances of accumulated long-term incentives that have been awarded to each senior executive. The Committee also uses tally sheets in adjusting annual compensation and long-term incentive awards to reflect its level of satisfaction with a particular executive’s job performance.

     Each of the elements of our current executive compensation program is described below.

1. BASE SALARY

     The primary purposes of base salaries are to aid in attracting and retaining executives and to reward operating performance results that are consistent with reliable and efficient electric service. Base salary levels are established based on data from the utility peer group identified above and consideration of each executive officer’s skills, experience, responsibilities and performance. In evaluating base salaries, the Committee also considers the fact that an individual’s base salary impacts other compensation elements, including the annual incentive, long-term incentives and our Parent’s Supplemental Senior Executive Retirement Plan benefits, because the target amounts for each of those elements are expressed as a percentage of annual base salary earnings. Market compensation levels are used to assist in establishing each executive’s job value (commonly called the midpoint at other companies). Job values serve as our primary market reference for determining base salaries.

     Each year, the compensation consultant provides the market values for our executive officer positions. Based, in part, on these market values and, in part, on the executives’ achievement of individual and Company goals, our Parent’s Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries, adjusts them as it deems appropriate based on the executives’ achievement of individual and Company goals and market trends that result in changes to job values, and approves them in the first quarter of each year.

     The Committee’s compensation philosophy is to consider market values near the 50th percentile of the market for our peer group. The Committee may choose to set base salaries at a higher percentile of the market to address such factors as competition, retention, succession planning, and the uniqueness and complexity of a position. For example, during 2008, Ms. Sims’s base salary was set at $75,000 above the 50th percentile of the market for our peer group. The Committee determined that this level of base salary was appropriate because of her extensive knowledge of power operations. On average, base salaries of the named executive officers for 2008 were 3.4 percent below those of our peer group. This was primarily due to management changes that occurred in late 2007 and in 2008. While our current named executive officers have significant experience and tenure with the Company, they, as a group, have less tenure in their current positions than did our named executive officers for 2007. The positions that these newer named executive officers previously held tended to provide a lower overall compensation level than do their current positions. The Committee expects that over time, the average base salary percentile will continue to target the market median. We discuss how individual named executive officers’ base salaries compare to the targeted benchmark in “2008 COMPENSATION DECISIONS” on page 31 below.

2. ANNUAL INCENTIVE

     Progress Energy sponsors the Management Incentive Compensation Plan (“MICP”), an annual cash incentive plan, in which our executives participate. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance objectives. MICP targets are based on a percentage of each

PROXY STATEMENT

executive’s base salary and, are intended to offer target award opportunities that approximate the 50th percentile of the market for our Parent’s peer group. For 2008, all MICP targets for our named executive officers were at or below the 50th percentile.

     Each year, the Committee establishes the threshold, target and outstanding levels for the performance measures applicable to the named executive officers. The specific performance levels are established based on our Parent’s annual goals and objectives for corporate earnings per share and our and Progress Energy Florida, Inc.’s (“PEF”) earnings before interest, taxes, depreciation and amortization (“EBITDA”). The specific performance targets established by the Committee for 2008 are set forth below in the section captioned “2008 COMPENSATION DECISIONS” on page 31 below. Each performance measure is assigned a weight based on the relative importance of that measure to our Parent’s performance. During the year, updates are provided to the Committee on our Parent’s performance as compared to the performance measures. The MICP’s performance targets are designed to align with our financial plan and are intended to appropriately motivate the named executive officers to achieve the desired corporate financial objectives. Effective January 1, 2010, the legal entity EBITDA performance measure will be replaced by legal entity earnings.

     The determination of the annual MICP award that each named executive officer receives has two steps: 1) funding the MICP awards; and 2) determining individual MICP awards. First, the Committee determines the total amount that will be made available to fund MICP awards to managers and executives, including the named executive officers. To determine the total amount available to fund all MICP awards, our Parent calculates an amount for each MICP participant by multiplying each participant’s base salary by a performance factor (based on the sum of a participant’s weighted target award achievements). The performance factor ranges between 0 and 200 percent of a participant’s target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the named executive officers. Effective January 1, 2008, our Parent increased the number of MICP participants to include all supervisors. The supervisors were added to increase accountability for all levels of the Company’s management team and to better align compensation with management performance.

     For 2008, the named executive officers’ performance measures under the MICP were weighted among earnings per share and EBITDA as follows:

		Performance Measures
		(Relative Percentage Weight)
Named Executive		Progress
Officer		Energy’s
	Target	Earnings Per	Company	PEF
	Opportunity	Share	EBITDA	EBITDA
Lloyd M. Yates	55%	45%	55%	—
William D. Johnson	85%	100%	—	—
Peter M. Scott III (through August 31, 2008)	63%	100%	—	—
Mark F. Mulhern (through August 31, 2008)[1]	45%	100%	—	—
Mark F. Mulhern (effective September 1, 2008)[1]	55%	100%	—	—
John R. McArthur (through August 31, 2008)[2]	45%	100%	—	—
John R. McArthur (effective September 1, 2008)[2]	55%	100%	—	—
Paula J. Sims[3]	45%	35%	32.5%	32.5%

     1 Mr. Mulhern’s performance measure opportunities and relative weights under the MICP were adjusted effective September 1, 2008, to reflect his becoming the Company’s Senior Vice President and Chief Financial Officer. Mr. Mulhern’s MICP award for 2008 was prorated to reflect the proportion of time served in his respective roles.

     2 Mr. McArthur’s performance measure opportunities and relative weights under the MICP were adjusted effective September 1, 2008, to reflect his becoming the Company’s Executive Vice President. Mr. McArthur’s MICP award for 2008 was prorated to reflect the proportion of time served in his respective roles.

Carolina Power & Light Proxy Statement

     3 Ms. Sims’s Legal Entity EBITDA is 65%, which is equally weighted between the Company and PEF.

     Second, the Committee utilizes discretion to determine the MICP award to be paid to each executive. This determination is based on the executive’s target award opportunity, the degree to which the Company achieved certain goals, and the executive’s individual performance based on achieving individual goals and operating performance results.

     As allowed by the MICP, the Committee uses discretion to adjust funding amounts up or down depending on factors that it deems appropriate, such as storm costs and other nonrecurring items including impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses ongoing earnings per share as defined and reported by Progress Energy in its annual earnings release. With respect to 2008, the Committee exercised discretion for the three performance measures—Progress Energy’s earnings per share, PEC EBITDA, and PEF EBITDA. The Committee adjusted earnings per share results upward by $0.01 to account for the impact of regulatory amortization. The Committee adjusted the Company’s EBITDA results upward by $9 million to reflect unfavorable weather. The Committee also adjusted the PEF EBITDA upward by $22 million to reflect impact of unfavorable weather. These adjustments resulted in Progress Energy’s earnings per share, Company EBITDA and PEF EBITDA performance at 130 percent, 59 percent and 83 percent of target, respectively.

     Our Parent will seek shareholder approval of the Progress Energy 2009 Executive Incentive Plan (the “EIP”), an annual cash incentive plan for our Parent’s executive officers, at its 2009 Annual Meeting of Shareholders. The EIP is intended to enable the Committee to preserve the tax deductibility of incentive awards under Section 162(m) of the Internal Revenue Code, as amended, to the extent practicable. If the EIP is approved by our Parent’s shareholders, the Committee will establish an unfunded incentive pool for each performance period and will allocate a specified percentage or other amount of the incentive pool for each named executive officer. The Committee may reduce the amount payable to a participant according to business factors determined by the Committee, including the performance measures under the MICP. Awards will be earned based upon the achievement of performance measures approved by the Committee.

3. LONG-TERM INCENTIVES

     The 2007 Equity Incentive Plan (the “Equity Incentive Plan”) was approved by Progress Energy’s shareholders in 2007 and allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the named executive officers. The awards are provided to the named executive officers to align the interests of each executive with those of our and our Parent’s shareholders. Long-term incentive awards are intended to offer target award opportunities that approximate the 50th percentile of the peer group. Under the Equity Incentive Plan, awards may be granted in any combination of options, restricted stock, restricted stock units, performance shares or any other right or option payable in the form of stock. Currently, the Committee utilizes only two types of equity-based incentives: restricted stock units and performance shares.

     The Committee has determined that to accomplish our compensation program’s purposes effectively, equity-based awards should consist of one-third restricted stock units and two-thirds performance shares. This allocation reflects the Committee’s strategy of utilizing long-term incentives to retain officers, align officers’ interests with those of our and our Parent’s shareholders and drive specific financial performance. Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial goals. To that end, the Committee links the number of performance shares earned to the level of performance of our Parent over a three-year period. Restricted stock units are service-based and provide an opportunity for the executive officer’s interests to be further aligned with shareholder interests if the executive remains with the Company long enough for the restricted stock units to vest. The form of Restricted Stock Unit Agreement under the Equity Incentive Plan was amended in 2008 to allow restricted stock units that were issued to the named executive officers to vest in one-third increments in each of the first, second and third years following the grant date.

PROXY STATEMENT

     The table below shows the 2008 adjustments in long-term incentive targets for each of the named executive officer’s positions.

Long-Term Incentive Award Target1

		Restricted Stock
	Performance Shares	Units
	Target Award	Target Award
Position[2]	2008	2008
Chief Executive Officer	233%	117%
Executive Vice President	117%	58%
Chief Financial Officer[3]	117%	58%
President[4]	117%	58%
Senior Vice Presidents	100%	50%

     1 Target award amounts are expressed as percentages of base salaries for the listed positions.

     2 Position held at Progress Energy, Inc. unless otherwise noted.

     3 Targets in the table above are those of Mr. Mulhern, our Chief Financial Officer, effective September 1, 2008. Targets for Mr. Scott, who served as our Chief Financial Officer until September 1, 2008, were 165% and 85% for Performance Shares and Restricted Stock Units, respectively, and were set pursuant to Mr. Scott’s 2005 Amended Employment Agreement.

     4 Position held at the Company.

     In determining long-term incentive targets, the Committee may choose to establish targets at a higher percentile of the market to address such factors as competition, retention, succession planning and the uniqueness and complexity of a position; however, on average, the targets established for the named executive officers in 2008 were 13% lower than those of the peer group. The Committee expects that, over time, the long-term incentive opportunities will continue to approximate the 50th percentile of the peer group. We discuss how individual named executive officers’ long-term incentive targets compared to the targeted benchmarks in “2008 COMPENSATION DECISIONS” on page 31 below.

     Grants of equity-based awards typically occur in the first quarter, after our Parent’s annual earnings release. This timing allows current financial information to be fully disclosed and publicly available prior to any grants.

     After October 2004, Progress Energy ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

     Performance Shares

     Progress Energy’s Performance Share Sub-Plan (“PSSP”), authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of Progress Energy’s common stock and performance share awards are paid in Progress Energy common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. Our Parent’s closing stock price on the last trading day of the year prior to the beginning of the performance period is used to calculate the number of performance shares issued to each participant. The Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125 percent of target. In 2008, the Committee did not exercise this discretion with respect to any of the named executive officers.

Carolina Power & Light Proxy Statement

     2007 Performance Share Sub-Plan

     The PSSP, as redesigned in 2007 (the “2007” PSSP”) provides for an adjusted measure of total shareholder return to be utilized as the sole measure for determining the amount of a performance share award upon vesting. The Committee and management designed the total shareholder return performance measure to be calculated assuming a constant price to earnings ratio, which would be set at the beginning of each grant’s performance period. The performance measure also uses Progress Energy’s publicly reported ongoing earnings as the earnings component for determining performance share awards. The Committee chose this method, which we will refer to as “Total Business Return,” as the sole performance measure to support its desire to better align the long-term incentives with the interests of our Parent’s shareholders and to emphasize our focus on dividend and earnings per share growth. The performance measures for the performance shares granted in 2008 are shown in the table below.

		Threshold	Target	Outstanding
Total Business Return*	<5%	5%	8%	11% or >
% of Target Award Earned	0%	25%	100%	200%

     * Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect Progress Energy’s ongoing earnings per share for each year of the performance period.

     The Committee established the performance share target and outstanding measures at 8 percent and 11 percent, respectively, to reflect the financial performance that we publicly disclosed as the combined targeted growth rate for earnings per share and dividends. Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect our Parent’s actual performance.

     In 2007, the Committee also approved a transition plan designed to bridge the prior long-term incentive plan to the redesigned long-term incentive plan. Under the transition plan, the Committee awarded interim grants of performance units to our officers (the “Transitional Grants”) in addition to the annual 2007 performance share grant. Transitional Grants were determined using the same Total Business Return measure as the annual grants described above.

     The Transitional Grants consisted of two separate grants, one that vested in 2008 and one that will vest in 2009. The size of the grants to the named executive officers was equal to such officers’ revised PSSP long-term incentive target for 2007. The transition plan provides that any award from the Transitional Grants will be reduced by awards, if any, from the outstanding 2005 and 2006 performance share grants vesting in the same year that the Transitional Grants vest. Based on the performance results calculated under the terms of the PSSP, the Company did not make a payout in 2008 in connection with the performance shares that were issued in 2005. (Based on current relative performance expectations, our Parent does not expect to make a payout in connection with the performance shares that were issued in 2006, and will vest in 2009.) Under the terms of the Transitional Grants, the actual payout opportunity ranges from 0 percent to 200 percent of the grant, based on our Parent’s performance. With respect to performance shares granted after 2006, the Committee retains the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect Progress Energy’s actual performance.

2009 Performance Share Sub-Plan (the “2009 PSSP”)

     In early 2009, the Committee, along with its executive compensation consultant, concluded that the PSSP should be further modified to better align it with the prevailing structure of the long-term incentive plans of companies in the performance peer group we use for benchmarking compensation and to improve its alignment with the Company’s goals. The 2009 PSSP includes a three-year performance period, and performance shares accrue quarterly dividend equivalents, which are reinvested in additional shares. Shares vest on January 1 following the end of a three-year performance period and are paid out in our Parent’s Common Stock.

PROXY STATEMENT

     The modifications to the 2009 PSSP use two equally weighted performance measures: relative total shareholder return (TSR) and earnings growth. By using a combination of relative (TSR) and absolute (earnings growth) performance measures, the 2009 PSSP allows the Committee to consider the Company’s performance, as compared to our peers’, and management’s achievement of internal goals.

  TSR is defined as the appreciation or depreciation in the value of the stock, plus dividends paid during the year, divided by the closing value of the stock on the last trading day of the preceding year.

  Earnings growth is based on the Company’s ongoing annual earnings per share (EPS). The ongoing EPS is determined in accordance with the Company’s “Policy for Press Release Earnings Disclosure.”

     The Committee selected a peer group for the PSSP awards comprised of highly regulated companies with a business strategy similar to ours. In addition, the peer group was selected based on other factors including revenues, market capitalization, enterprise value and percent of regulated earnings. The table below lists the companies in the peer group.

Alliant Energy Corp	Great Plains	SCANA Corporation
American Electric Power Company, Inc.	NV Energy	Southern Company
Consolidated Edison Inc.	PG&E Corporation	Westar Energy Inc.
DPL Inc.	Pinnacle West Capital Corporation	Wisconsin Energy Corp.
Duke Energy Corporation	Portland General Electric	Xcel Energy Inc.

     This peer group differs from the peer group the Committee uses for purposes of benchmarking compensation, which is a broader group that represents those companies with which we primarily compete for executive talent. That group includes companies that are not regulated integrated utilities. The Committee believes that for purposes of our long-term incentive plan, it is more appropriate to use a peer group comprised of companies that derive a significant percentage of their earnings from regulated businesses.

Restricted Stock and Restricted Stock Units

     The restricted stock component of the current long-term incentive program helps us retain executives and aligns the interests of management with those of our shareholders by rewarding executives for increasing shareholder value. In 2007, the Committee began issuing restricted stock units rather than restricted stock. The restricted stock units provide the same incentives and value as restricted stock, but are more flexible and cost effective for the Company. Executive officers typically receive a grant of service-based restricted stock units in the first quarter of each year. The size of each grant is based on the executive officer’s target and determined using our Parent’s closing stock price on the last trading day prior to the Committee’s action. The Committee establishes target levels based on the peer group information discussed under the caption “Competitive Positioning Philosophy” on page 16 above. The 2008 restricted stock unit targets for the named executive officer positions are shown in the “Long-Term Incentive Award Target” table on page 22 above. The restricted stock units pay quarterly cash dividend equivalents equal to the amount of any dividends paid on our Parent’s common stock. The Committee believes that the service-based nature of restricted stock units is effective in retaining an experienced and capable management team.

     The Equity Incentive Plan provides that, upon a named executive officer’s retirement, the Committee may vest his restricted stock awards in its discretion. In exercising its discretion, the Committee considers many factors, such as the named executive officer’s:

  assistance in the succession planning process;

  level of contribution to the Company; and

  tenure with the Company.

Carolina Power & Light Proxy Statement

The Committee has not set specific criteria by which it would exercise discretion to vest retiring named executive officers’ restricted stock awards units but rather considers discretionary vesting on a case-by-case basis. Discretionary vestings of restricted stock units that were approved by the Committee during 2008 are discussed in “2008 COMPENSATION DECISIONS” on page 31 below.

     The Committee also may issue ad hoc grants of restricted stock awards to executives in its discretion. Restrictions on ad hoc grants can be performance-based or service-based at the Committee’s discretion. The Committee did not award any ad hoc grants to the named executive officers during 2008.

4. SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

     Progress Energy sponsors the Supplemental Senior Executive Retirement Plan (“SERP”), which provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service and at least three years of service on Progress Energy’s Senior Management Committee. Currently, 10 executive officers participate in the SERP. The SERP is designed to provide pension benefits above those earned under Progress Energy’s qualified pension plan. Current tax laws place various limits on the benefits payable under Progress Energy’s qualified pension, including a limit on the amount of annual compensation that can be taken into account when applying the plan’s benefit formulas. Therefore, the retirement incomes provided to the named executive officers by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. To make up for this shortfall and to maintain the market-competitiveness of our Parent’s executive retirement benefits, our Parent maintains the SERP for executive officers, including the named executive officers.

     The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the named executive officers to ensure that the named executive officers can replace in retirement a portion of total compensation similar to the portion replaced for other employees who participate in Progress Energy’s pension plan. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a named executive officer’s total compensation than of other Company employees’ total compensation.

     The Committee believes that the SERP is a valuable and effective tool for retention due to its vesting requirements and its significant benefit. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. Except for Mr. McArthur and Ms. Sims, all of our named executive officers are fully vested in the SERP.

     Payments under the SERP are made in the form of an annuity, payable at age 65. For those executives who were SERP participants as of December 31, 2008, the monthly SERP payment is calculated using a formula that equates to 4 percent per year of service (capped at 62 percent) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay within the preceding 120-month period. Eligible pay includes base salary and annual incentive. (For those executives who became SERP participants on or after January 1, 2009, the target benefit percentage is 2.25 percent rather than 4 percent per year of service. None of the named executive officers for 2008 are subject to the new target benefit percentage.) Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under Progress Energy’s qualified pension plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire and commence his or her SERP benefit prior to age 65. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65.

PROXY STATEMENT

5. MANAGEMENT CHANGE-IN-CONTROL PLAN

     Our Parent sponsors a Management Change-In-Control Plan (the “CIC Plan”) for selected employees. The purpose of the CIC Plan is to retain key management employees who are critical to the success of any transition resulting from a change-in-control (“CIC”) of our Parent. Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under the CIC Plan, our Parent generally defines a CIC as occurring at the earliest of the following:

  the date any person or group becomes the beneficial owner of 25 percent or more of the combined voting power of our Parent’s then outstanding securities; or

  the date a tender offer for the ownership of more than 50 percent of our Parent’s then outstanding voting securities is consummated; or

  the date our Parent consummates a merger, share exchange or consolidation with any other corporation or entity, regardless of whether Progress Energy is the surviving company, unless our Parent’s outstanding securities immediately prior to the transaction continue to represent more than 60 percent of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75 percent of those directors, cease to constitute at least two-thirds (2/3) of the members of Progress Energy’s Board of Directors; or

  the date that Progress Energy’s shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by our Parent of all or substantially all of its assets; or

  the date of any other event that Progress Energy’s Board of Directors determines should constitute a CIC.

     The purposes of the CIC Plan and the levels of payment it provides are designed to:

  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  allow executives to focus on their jobs by easing termination concerns;

  demonstrate our Parent’s commitment to its executives;

  reward executives for their role in executing a transition and, if appropriate, align awards with the new company’s performance;

  recognize the additional stress, efforts and responsibilities of employees during periods of transition; and

  keep executives in place and provide them with severance only if a CIC transaction is completed.

Carolina Power & Light Proxy Statement

     The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. The Committee has designated certain positions, including all of the named executive officer positions, for participation in the CIC Plan. Participants are not eligible to receive any of the CIC Plan’s benefits absent both a CIC of our Parent and an involuntary termination of the participant’s employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as:

  a reduction of base salary or incentive targets;

  certain reductions in position or scope of authority;

  a significant change in work location; or

  a breach of provisions of the CIC Plan.

     Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers designed to be attractive to the executives and competitive with current market practices. With the assistance of its executive compensation and benefits consultant, the Committee has reviewed the benefits provided under the CIC Plan to ensure that they meet our Parent’s needs, are reasonable and fall within competitive parameters. The Committee has determined that the current multipliers are needed for the CIC Plan to be effective at meeting the goals described above.

     The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our Company. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

     The following table sets forth the key provisions of the CIC Plan benefits as it relates to our named executive officers:

	Tier I	Tier II
Eligible Positions	Chief Executive Officer, Chief Operating Officer, Presidents and Executive Vice Presidents	Senior Vice Presidents
Cash Severance	300% of base salary and annual incentive[1]	200% of base salary and annual incentive[1]
Health & Welfare Coverage Period	Coverage up to 36 months	Coverage up to 24 months
Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

     1 The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant’s annual incentive award for the three years immediately preceding the participant’s employment termination date, or the participant’s target annual incentive award for the year the participant’s employment with our Parent terminates.

PROXY STATEMENT

     Additionally, the following benefits are potentially available to named executive officers upon a change-incontrol of our Parent.

Benefit	Description
Annual Incentive	100% of target bonus
Restricted Stock Agreements	Restrictions are fully removed on all outstanding grants upon termination and executive takes full and unrestricted ownership of shares
Performance Share Sub-Plan	Outstanding awards vest as of the termination date and interim calculations are made to determine payout
Stock Option Agreements	Rights dependent upon whether option has been assumed by successor
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes, and participant shall be entitled to payment of benefit under the SERP
Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans
Split-Dollar Life Insurance Policies[1]

Progress Energy pays all premiums due under a split-dollar life insurance arrangement under which the terminated participant is the insured for a period not to exceed the applicable period of either 36 (Tier I) or 24 (Tier II) months

     1 Prior to 2003, Progress Energy sponsored an executive split-dollar life insurance program. The program provided life insurance coverage approximately equal to three times salary for executive officers. During 2003, Progress Energy discontinued its executive split-dollar program for all future executives and discontinued its payment of premiums on existing split-dollar policies for senior executives in response to the Internal Revenue Service’s final split-dollar regulations and the Sarbanes-Oxley Act of 2002. In 2008, the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The program was terminated effective January 1, 2009. All named executive officers surrendered their policies for cash value. Surrender proceeds were issued in January 2009.

     In the event of a change-in-control of our Parent, each named executive officer can receive the greater of benefits provided under the CIC Plan or severance benefits provided under his employment agreement, but not both.

     The tables captioned “Potential Payments Upon Termination,” on pages 53 through 63 below show the potential payments each of our named executive officers would receive in the event of a CIC of our Parent.

     The CIC Plan also permits the Progress Energy Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Progress Energy Board establishes will be irrevocable and inaccessible to future or current management, and may be currently funded. To date, no such trust has been funded with respect to any of our named executive officers.

Carolina Power & Light Proxy Statement

6. EMPLOYMENT AGREEMENTS

     Each named executive officer has an employment agreement that documents our or our Parent’s relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement’s remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give 60 days advance notice that we do not want to extend the agreement. If a named executive officer is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each named executive officer’s employment agreement is discussed under the “Employment Agreement” section of the “Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table” on page 42 of this Proxy Statement.

     The Committee provides employment agreements to the named executive officers because it believes that such agreements are important for the Company and Progress Energy to be competitive and retain a cohesive management team. The employment agreements also provide for a defined employment arrangement with the executives and provide various protections for us and our Parent, such as prohibiting competition with us or our Parent, solicitation of our or our Parent’s employees and disclosure of confidential information or trade secrets. The Committee believes that the terms of the employment agreements are in line with general industry practice.

7. EXECUTIVE PERQUISITES

     We provide certain perquisites and other benefits to our executives in lieu of including the costs of those benefits in the executives’ base salaries. Under this approach, the costs of perquisites and other personal benefits are not considered part of base salary and therefore do not affect the calculation of awards and benefits under the various compensation arrangements (e.g., incentive compensation plans and post-employment compensation arrangements). Amounts attributable to perquisites are disclosed in the “All Other Compensation” column of the Summary Compensation Table on page 36.

     During 2008, the Committee evaluated the perquisites program to determine whether it was competitive and consistent with the Company’s compensation philosophy. As a result of this evaluation, the Committee took action to reduce the perquisites provided to the named executive officers. The following table shows the perquisites provided to the named executive officers during the first quarter of 2008 and notes which perquisites were discontinued effective April 1, 2008.

Status
Perquisites for First Quarter 2008	Effective April 1, 2008
Car Allowance	Discontinued
Country Club Membership	Discontinued
Nonbusiness-Related Use of Event Tickets	Discontinued
Tax Gross-Up Payment for Perquisites[1]	Discontinued
Personal Travel on Corporate Aircraft[2]	Discontinued
Personal Spousal Travel on Corporate Aircraft[2]	Discontinued
“Business-Related” Spousal Travel on Corporate Aircraft[3]	Continuing
Financial and Estate Planning	Continuing
Tax Preparation Services	Continuing
Luncheon and Health Club Dues	Continuing
Executive Physical	Continuing
Internet and Telecom Access[4]	Continuing
Home Security	Continuing
Accidental Death and Dismemberment Insurance	Continuing

PROXY STATEMENT

     1 Executives received gross-up payments for state and federal income tax obligations related to perquisites provided during the first quarter of 2008.

     2 Personal travel on the Company’s aircraft in the event of a family emergency or similar situation is permitted with the approval of the Chief Executive Officer.

     3 Executives’ spouses may travel on the Company’s aircraft to accompany the executives to “business-related” events that executives’ spouses are requested to attend. For 2008, the named executive officers whose perquisites included spousal travel for business purposes were Messrs. Johnson, Scott, McArthur and Yates.

     4 Including home use of Company-owned computer.

     The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and, in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs we offer. The costs of these benefits constitute only a small percentage of each named executive officer’s total compensation.

8. OTHER BROAD-BASED BENEFITS

     The named executive officers receive the general corporate benefits provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:

  participation in the Progress Energy 401(k) plan (including a limited match by our Parent of up to 6 percent of eligible compensation);

  participation in Progress Energy’s funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.

9. DEFERRED COMPENSATION

     Progress Energy sponsors the Management Deferred Compensation Plan (the “MDCP”), an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50 percent of his or her salary for a minimum of five years or until his or her date of retirement. Historically, as a make-up for the 401(k) statutory compensation limits, executives also received deferred compensation credits of up to 6 percent of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. This was accomplished through a base contribution of 3 percent plus an incentive contribution of up to an additional 3 percent by our Parent. Beginning January 1, 2008, Progress Energy increased its base contribution to 6 percent of base salary and eliminated the incentive portion of the additional contribution. This change was made to replicate similar changes made in Progress Energy’s broad-based 401(k) plan. The Committee viewed the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received if the Internal Revenue Service compensation limits remained in effect. These matching allocations are allocated to an account that will be deemed initially to be invested in shares of a stable value fund within the MDCP. Each executive may reallocate his or her deferred compensation among the other available deemed investment funds that mirror those options available under the Progress Energy 401(k) Plan.

Carolina Power & Light Proxy Statement

     Executives can elect to defer up to 100 percent of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Historically, all deferred awards were deemed to be invested in performance units, generally equivalent to shares of Progress Energy’s Common Stock and received a 15 percent discount to Progress Energy’s then-current Common Stock price. Beginning January 1, 2009, the discount feature will be eliminated and deferred awards may be allocated among investment options that mirror Progress Energy’s 401(k) Plan.

III. 2008 COMPENSATION DECISIONS

Chief Executive Officer Compensation

     Lloyd M. Yates

     In March 2008, the Committee approved a salary of $440,000 for Mr. Yates, representing an increase of approximately 10 percent above his salary for 2007. This 2008 base salary was approximately $45,000 below the 50th percentile of the market for our Parent’s peer group. Mr. Yates’s increase was due to his strong leadership, corporate contributions and continued professional growth, and also reflected his relatively short tenure in his current roles.

     For 2008, the Committee set Mr. Yates’s MICP target award at 55 percent of base salary. The target award was the same as the target established for Mr. Yates in 2007 after he assumed his current position and represents a target award opportunity consistent with the 50th percentile of market. The payout of the 2008 award was based on Mr. Yates’s achievement of his performance goals, which were focused on the following general areas of Company success:

  Delivering operational excellence;
  Maintaining loyal and satisfied customers;
  Achieving the Company’s financial objectives;
  Leading the Company’s implementation of programs and practices that maximize energy savings;
  Achieving acceptable regulatory outcomes in the Carolinas; and
  Maintaining effective relationships with key stakeholders and building public support of demand-side management programs, renewables, and new generation and transmission investments.

     Mr. Yates’s performance goals for 2008 were similar to the focus areas that he assumed when he was promoted in 2007. In recognition of his achievements during 2008, the Committee awarded Mr. Yates a MICP payout of $210,000, which is equal to 89 percent of his 2008 target award. Mr. Yates’s award was due in part to his strong leadership skills, as exemplified by his leading the Company’s successful efforts to exceed its net income goal and to implement an aggressive cost management program, cultivating improved relationships with large business customers and developing positive relationships in the regulatory and legislative arenas.

     With respect to his long-term incentive compensation during 2008, Mr. Yates was granted 4,790 restricted stock units and 9,663 performance shares in accordance with his pre-established targets of 58 percent and 117 percent, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. Additionally, 9,535 of the 19,070 transitional performance shares Mr. Yates was granted in 2007 vested in 2008. The remaining 9,535 will vest in 2009. These transitional performance shares were granted to address the ineffectiveness of the former long-term incentive plan as described in the “Performance Shares” discussion of the “LONG-TERM INCENTIVES” section above). The increase in year-over-year total compensation to Mr. Yates for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 36 of this Proxy Statement, was largely due to Mr. Yates becoming vested in the SERP in 2008.

PROXY STATEMENT

Chief Financial Officer Compensation

     Peter M. Scott III

     Mr. Scott served as the Chief Financial Officer in 2008 until his retirement on September 1, 2008. This discussion sets forth the 2008 compensation decisions the Committee made with respect to Mr. Scott.

     For 2008, the Committee approved a base salary of $690,000 for Mr. Scott. This amount represented an increase of approximately 2.2 percent above Mr. Scott’s salary for 2007 and placed his salary at $115,000 above the 50th percentile of the market for our peer group. Mr. Scott’s salary increase was based on the Committee’s recognition of (i) his success in leading the Company to achieve key financial goals (EPS) while sustaining earnings growth and continuing to increase the Company’s annual dividend yield; and (ii) the fact that the scope of Mr. Scott’s position exceeded that of a traditional CFO role because Mr. Scott also acted as President of Progress Energy Service Company, LLC (“the Service Company”) and served as the Company’s primary administrative officer.

     For 2008, the Committee awarded Mr. Scott an MICP award of $350,000, which was equal to 106 percent of his target award. Mr. Scott’s 2008 MICP target percentage did not change from the previous year and was established pursuant to the 2005 amendment to his employment agreement with the Company. Mr. Scott’s performance goals for 2008 were consistent with the focus areas that were established for Mr. Yates, which are discussed above. Mr. Scott’s award was due in part to his providing strong financial leadership during difficult and volatile economic times, leading efforts to reduce the Service Company’s operating costs, overseeing our achievement of our EPS goal and maintaining strong relationships with the financial community.

     With respect to his long-term compensation, in 2008, Mr. Scott was granted 11,847 restricted stock units and 22,997 performance shares in accordance with his pre-established targets of 85 percent and 165 percent, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. While Mr. Scott’s long-term incentive targets were above the 50th percentile of market, the Committee did not adjust them in 2008 because they were contractually established pursuant to the 2005 amendment to Mr. Scott’s employment agreement with the Company. Additionally, 21,693 shares of the 2007 transitional performance shares vested in 2008 and were paid out at 150% of target, and 21,693 shares for the 2007 two-year transitional performance share grant vested on September 1, 2008 per the 2005 amendment to Mr. Scott’s employment agreement with the Company. (The transitional shares were granted to address the ineffectiveness of the former long-term incentive plan as described in the “Performance Shares” discussion of the “LONG-TERM INCENTIVES” section on page 22 above). The significant decrease in year-over-year total compensation to Mr. Scott for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 36 of this Proxy Statement, was largely due to the expensing impacts pursuant to SFAS No. 123(R) of these one-time transitional performance share grants made in 2007.

     Upon Mr. Scott’s retirement on September 1, 2008 in accordance with terms of the 2005 amendment to his employment agreement, 20,101 shares of restricted stock vested, including 2,534 from the 2004 grant. Also, 21,693 shares from the 2007 Annual Performance Shares grant vested. In addition, 5,110 shares from the 2008 Annual PSSP grant vested, along with 14,708 Restricted Stock Units (11,690 units for 2007 per Mr. Scott’s 2005 amended employment agreement and 3,018 units for the 2008 grant, calculated on a pro-rata basis).

     Mark F. Mulhern

     Mr. Mulhern became the Company’s Chief Financial Officer on September 1, 2008. Prior to his promotion, Mr. Mulhern had served as the Senior Vice President–Finance.

     In March 2008, the Committee approved a base salary of $350,000 for Mr. Mulhern, representing an increase of approximately 6.1 percent above his salary from July 1, 2007, when he became Senior Vice President–Finance. On July 3, 2008, the Committee approved a base salary of $385,000 for Mr. Mulhern (effective September

Carolina Power & Light Proxy Statement

1, 2008) as a result of his promotion to Chief Financial Officer of the Company. The new base salary was set at $115,000 below the 50th percentile of the market. The Committee established Mr. Mulhern’s base salary at this level due to his relatively short tenure in the Chief Financial Officer position.

     For 2008, Mr. Mulhern’s initial MICP target was approximately 45 percent of his base salary. Upon his promotion to Chief Financial Officer, the Committee established Mr. Mulhern’s MICP target at 55 percent of base salary based on the compensation consultant’s advice that this level is consistent with the 50th percentile of market. (Mr. Mulhern’s effective MICP target for 2008 was approximately 48 percent of his base salary, reflecting a prorated blend of the applicable incentive target for the respective positions he held in 2008, 45 percent for the Senior Vice-President–Finance position and 55 percent for the Chief Financial Officer position.) Mr. Mulhern’s performance goals for 2008 were consistent with the focus areas established for Mr. Scott as discussed above. In recognition of the achievements he accomplished in his various roles during 2008, the Committee awarded Mr. Mulhern an MICP payout of $200,000, which is equal to 116 percent of Mr. Mulhern’s target award. Mr. Mulhern’s award was due in part to his successful transition to the Chief Financial Officer role, overseeing our achievement of our EPS goal, and leading efforts to maintain positive relationships with the Board, the Finance Committee and the financial community in a difficult and volatile economy.

     With respect to his long-term incentive compensation, in 2008, Mr. Mulhern was granted 3,407 restricted stock units and 6,814 performance shares in accordance with his pre-established targets of 50 percent and 100 percent, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. Additionally, 7,131 shares of the 2007 transitional performance shares vested in 2008 and were paid out at 150% of target, and 7,131 shares of the transitional performance shares will vest in 2009. The transitional “Performance Shares” are discussed in the “LONG-TERM INCENTIVES” section on page 22. The increase in year-over-year total compensation to Mr. Mulhern for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 36 of this Proxy Statement, was largely due to Mr. Mulhern becoming vested in the SERP in 2008.

Compensation of Other Named Executive Officers

     For 2008, the Committee approved base salaries for Mr. Johnson, Mr. McArthur and Ms. Sims of $950,000, $480,000 and $370,000, respectively.

     On December 11, 2007, the Committee increased Mr. Johnson’s base salary to $950,000 (retroactive to October 12, 2007) as a result of his promotion to Chairman, President and Chief Executive Officer of Progress Energy. Mr. Johnson’s newly established base salary was set at $154,000 below the 50th percentile of the market for our Parent’s peer group. The Committee established Mr. Johnson’s base salary at this level to reflect his short tenure in the Chief Executive Officer position.

     In March 2008, the Committee approved a base salary of $460,000 for Mr. McArthur, representing an increase of approximately 5.75 percent above his 2007 salary. On July 3, 2008, the Committee approved a base salary of $480,000 for Mr. McArthur, effective September 1, 2008, as a result of his promotion to Executive Vice President of the Company. The new base salary was set at $15,000 below the 50th percentile for the market. The Committee set Mr. McArthur’s salary at this level due to his relatively short tenure in the Executive Vice President position.

     The base salary for Ms. Sims represented an increase of approximately 5.7 percent above her 2007 salary and placed her 2008 salary at $370,000. The Committee set Ms. Sims’s base salary at its 2008 level due to its determination that her extensive knowledge of fuel and power operations justified a salary above the 50th percentile of the market for our Parent’s peer group.

     For 2008, the Committee awarded Mr. Johnson, Mr. McArthur and Ms. Sims MICP awards as described in the table below.

PROXY STATEMENT

	2008 MICP	Percent of
Named Executive Officer	Award	Target	Explanation of Award
William D. Johnson	$929,000	115

Mr. Johnson was instrumental in the achieving acceptable Levy EPC costs and full cost recovery for the first year; delivering operational excellence and customer satisfaction; achieving financial objectives; building support for the Company’s Balanced Solution strategy; achieving acceptable energy-efficiency regulatory treatment; and excelling in internal communications, alignment, and collaboration.

John R. McArthur	$250,000	113

Mr. McArthur was instrumental in refining and accelerating implementation of our public policy/regulatory strategy to address climate change; and initiating efforts to increase Service Company efficiency and productivity, which resulted in lower costs for the Company. His achievements included initiating the Continuous Business Excellence process with a reorganized, leaner business services organization and leading the Service Company’s successful efforts to exceed its productivity and O&M improvement targets.

Paula J. Sims	$140,000	85

Ms. Sims played a significant role in overseeing the successful operation of the Company’s fossil fleet; leading the Power Operation Group’s achievement of outstanding financial performance, including exceeding productivity and O&M improvement targets and financial performance targets; increasing her organization’s focus on safety by reducing their OSHA injury rate; and supporting the CEO in various corporate initiatives including Continuous Business Excellence, the corporate diversity counsel and our workforce strategy.

     With respect to long-term incentive compensation, in 2008 each of the other named executive officers received annual grants of restricted stock units and performance shares in accordance with their pre-established targets. The table below describes those grants, as well as transitional performance share grants that the Committee issued in 2007.

	Restricted	Transitional	Transitional
	Stock Units Vesting	Performance	Performance	Performance
Named Executive	in 1/3 Increments in	Shares	Shares	Shares
Officer	2009, 2010 and 2011	Vesting 2008	Vesting 2009	Vesting 2010
William D. Johnson	22,951	29,456	29,456	29,456
John R. McArthur	4,491	8,863	8,863	8,863
Paula J. Sims	3,613	7,131	7,131	7,131

     As described in the “Performance Shares” discussion of the “LONG-TERM INCENTIVES” section on page 22 above, the one-time grants of transitional performance shares were issued by the Committee to address the ineffectiveness of the former long-term incentive plan. The significant decrease in year-over-year total compensation to each of the other named executive officers for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 36 of this Proxy Statement, was largely due to the expensing impacts pursuant to SFAS No. 123(R) of the one-time transitional performance share grants for the applicable officers as set forth in the table above.

Carolina Power & Light Proxy Statement

IV. COMPENSATION COMMITTEE REPORT

     The Committee has reviewed and discussed this CD&A with management as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.

Organization and Compensation Committee
of the Board of Directors of Progress Energy, Inc.

E. Marie McKee, Chair
David L. Burner
Harris E. DeLoach, Jr.
Robert W. Jones
W. Steven Jones
John H. Mullin, III

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

PROXY STATEMENT

SUMMARY COMPENSATION TABLE FOR 2008

     The following Summary Compensation Table discloses the compensation of our Chief Executive Officer during 2008, both individuals who served as our Chief Financial Officer during 2008, and the other three most highly paid executive officers who were serving at the end of 2008. The values in the table reflect the compensation expense for financial statement reporting purposes in accordance with generally accepted accounting principles, in particular, SFAS No. 123(R). For example, our Parent’s stock option program was discontinued in 2004, but because options are expensed over the vesting period, the table reflects the remaining expense for options that vested in 2006. Similarly, performance shares generally are expensed over the applicable vesting period. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnotes to column (h).

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary[2]	Bonus	Awards[3]		Awards[4]	Compensation[5]	Earnings[6]	Compensation[7]		Total
Principal Position[1]	Year	($)	($)	($)		($)	($)	($)	($)		($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)		(j)
Lloyd M. Yates,	2008	$429,231		$915,801	[8]	$0	$210,000	$777,983 [9]	$155,042	[10]	$2,488,057
President and Chief	2007	374,039	N/A	1,505,493		0	265,000	26,730	127,981		2,299,243
Executive Officer	2006	308,846		161,153		14,393	240,000	21,399	89,893		835,684
William D. Johnson,	2008	$950,000		$3,114,598	[11]	$0	$929,000	$1,091,256 [12]	$304,571	[13]	$6,389,426
Chairman	2007	807,539	N/A	4,827,026		0	863,500	946,938	299,445		7,744,448
	2006	711,539		1,029,242		44,790	895,000	985,266	153,133		3,818,970
Peter M. Scott III,	2008	$526,067		$706,127	[14]	$0	$350,000 [15]	$686,680 [16]	$194,338	[17]	$2,463,213
Executive Vice	2007	663,462	N/A	4,920,006		0	600,000	916,425	338,460		7,438,353
President and Chief	2006	601,923		1,613,490		41,588	685,000	1,109,862	145,674		4,197,537
Financial Officer
(retired effective
September 1, 2008)
Mark F. Mulhern,	2008	$355,385		$763,504	[18]	$0	$200,000	$820,419 [19]	$141,354	[20]	$2,280,661
Senior Vice President	2007	308,792	N/A	1,177,508		0	190,000	34,205	116,014		1,826,519
and Chief Financial	2006	273,154		170,427		11,197	200,000	26,704	66,667		748,150
Officer (as of
September 1, 2008)
John R. McArthur,	2008	$459,423		$904,815	[21]	$0	$250,000	$46,028 [22]	$137,536	[23]	$1,797,802
Executive	2007	426,923	N/A	1,505,628		0	275,000	39,818	158,864		2,406,233
Vice President	2006	389,616		280,815		17,568	300,000	31,935	95,794		1,115,728
and Corporate
Secretary (as of
September 1, 2008)
Paula J. Sims,	2008	$364,615		$624,030	[24]	$0	$140,000	$25,728 [25]	$92,743	[26]	$1,247,116
Senior Vice	2007	324,177	N/A	1,110,537		0	170,000	21,930	108,233		1,734,877
President	2006	265,662		79,477		12,473	185,000	14,318	114,986		671,915

     1 None of the named executive officers received additional compensation for their service on the Company’s Board of Directors.

     2 Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the Management Deferred Compensation Plan. See “Deferred Compensation” discussion in Part II of the CD&A. Salary adjustments, if deemed appropriate, generally occur in March of each year.

     3 Includes the 2008 expense related to restricted stock and performance share awards for financial statement reporting purposes in accordance with SFAS No. 123(R). Assumptions made in the valuation of material stock awards are discussed in Note 9.B. to our consolidated financial statements for the year ended December 31, 2008. The 2008 Stock Award amounts for

Carolina Power & Light Proxy Statement

each named executive officer are lower than the amounts reported in 2007. This reduction is related to the following:
(i) a reduction in the projected payout for the 2007 2-year transitional grant from 150 percent in 2007 to 100 percent in 2008; and
(ii) the payout of the 2007 1-year transitional grant, which was expensed in 2007 at 150 percent.

     4 Includes the value of stock options that were granted prior to 2006 and expensed in 2006 for financial statement reporting purposes in accordance with SFAS No. 123(R). Our Parent ceased granting stock options in 2004. No additional expense remains with respect to our stock option program which was discontinued in 2004. All options were vested as of the end of 2006.

     5 Includes the awards given under the Management Incentive Compensation Plan for 2006, 2007, and 2008 performance.

     6 Includes the change in present value of the accrued benefit under Progress Energy’s Pension Plan, SERP, and/or Restoration Plan where applicable. In addition, it includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The SERP current incremental present value was determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates of 6.0 and 6.25% for calculating the accrued benefit for 2006 and 2007, respectively. For 2008, the FAS discount rate of 6.25% was used for calculating the Restoration Plan accrued benefit, and the FAS discount rate of 6.30% was used for calculating the accrued benefits under the Pension and SERP Plans. The 1996-1999 Deferred Compensation Plan for Key Management Employees provides a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. Named executive officers who were participants in the 1996-1999 Deferred Compensation Plan for Key Management Employees continue to receive plan benefits with respect to amounts deferred prior to its discontinuance in 2000. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Mr. Johnson.

     7 Includes the following items: Company match contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; dividends paid under provisions of the Restricted Stock Award/Unit Plans and Management Deferred Compensation Plans; perquisites and tax gross-ups; and the dollar value of the premium relating to the term portion and the present value of the premium relating to the whole life portion of the benefit to be received pursuant to the Executive Permanent Life Insurance program. The two drivers of expense under the Executive Permanent Life Insurance program are the number of years remaining until the policy splits or terminates, and the Company portion of the premium. The Executive Permanent Life Insurance program terminated effective January 1, 2009; therefore, the table reflects a reduction in the present value of the cost of premiums paid on behalf of the named executive officers.

     8 Includes performance share amortization of $511,619, consisting of $51,410 for the 2006 annual grant, $172,652 for the 2007 2-year transitional grant, $175,791 for the 2007 annual grant and $111,766 for the 2008 annual grant. Also includes restricted stock amortization of $404,183.

     9 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $17,483; SERP: $789,997 primarily due to an increase in Mr. Yates’s average monthly eligible pay over the past 36 months. Mr. Yates became vested in the SERP on December 1, 2008 which attributed to his increase for the year. Accumulated Restoration Plan benefit of $29,498 was forfeited upon vesting in the SERP.

     10 Consists of (i) $19,875 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $982 in the dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $10,615; (iii) $15,819 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $31,681 in gross-up payments for certain federal and state income tax obligations; (v) $64,807 in Restricted Stock/Unit dividends; and (vi) $21,877 in perquisites consisting of the following: auto allowance, $4,362; financial/estate/tax planning, $10,000; and personal use of Company aircraft, $2,153. Other perquisites include luncheon club membership, health club dues, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     11 Includes performance share amortization of $2,109,578, consisting of $238,245 for the 2006 annual grant, $533,364 for the 2007 2-year transitional grant, $853,382 for the 2007 annual grant and $484,587 for the 2008 annual grant. Also includes restricted stock amortization of $1,005,020.

PROXY STATEMENT

     12 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $44,835; the SERP; $1,037,536, primarily due to increase in the average monthly eligible pay over the past 36 months; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $8,885.

     13 Consists of (i) $19,369 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $3,364 in the dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $44,500; (iii) $56,993 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $33,396 in gross-up payments for certain federal and state income tax obligations; (v) $163,225 in Restricted Stock/Unit dividends; and (vi) $28,224 in perquisites consisting of the following: auto allowance, $5,008; financial/estate/tax planning, $10,000; Internet and telecom access, $3,816; and personal use of Company aircraft, $4,000. Other perquisites include luncheon club membership, health club dues, home security, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     14 Includes performance share amortization of ($358,534), consisting of ($575,268) for the 2007 annual grant and $216,734 for the 2008 annual grant. Negative amortization for the 2007 2-year transitional grant was due to the reversal of the portion of expenses that had been previously fully expensed at 150% and a reduction of the projected payout to 100%. Expenses for 2008 are due to a pro-rata amortization based on Mr. Scott’s retirement date of September 1, 2008. Also includes restricted stock amortization of $1,064,660, of which $623,767 accounts for accelerated vesting.

     15 Pursuant to the amendment dated August 5, 2005, to Mr. Scott’s employment agreement, the Committee exercised their discretion under the MICP to increase the award to Mr. Scott based upon Mr. Scott’s performance, with such increase based upon a target award equal to 63% of Mr. Scott’s base salary for the year. Mr. Scott’s 2008 salary, and thus his 2008 MICP award, are both lower than 2007 amounts due to Mr. Scott’s retirement on September 1, 2008.

     16 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $30,231; and the SERP: $656,449, primarily due to an increase Mr. Scott’s average monthly eligible pay over the past 36 months. Mr. Scott’s change in SERP decreased in 2008 due to a lower increase in average salary from 2007.

     17 Consists of (i) $15,966 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $7,974 in the dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $110,475; (iii) $31,362 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $17,835 in gross-up payments for certain federal and state income tax obligations; (v) $95,433 in Restricted Stock/Unit dividends; and (vi) $25,768 in perquisites consisting of the following: auto allowance, $4,362; financial/estate/tax planning, $9,919; health club dues, $3,775; home security, $4,679; and personal use of Company aircraft, $1,074. Other perquisites include luncheon club membership, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance. The reduction from 2007 is attributed to: (i) elimination of some executive perquisite on April 1, 2008; (ii) gross-up payments; and (iii) dividends from the restricted stock and restricted stock units that vested on September 1, 2008 and no longer paid through payroll.

     18 Includes performance share amortization of $392,827, consisting of $53,422 for the 2006 annual grant, $129,122 for the 2007 2-year transitional grant, $131,470 for the 2007 annual grant, and $78,813 for the 2008 annual grant. Also includes restricted stock amortization of $370,677.

     19 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $28,135; and the SERP: $821,581, primarily due to an increase in Mr. Mulhern’s average monthly eligible pay over the past 36 months. Mr. Mulhern became vested in the SERP on November 1, 2008 which attributed to his increase for the year. Accumulated Restoration Plan benefit of $29,297 was forfeited upon vesting in the SERP.

Carolina Power & Light Proxy Statement

     20 Consists of (i) $20,593 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $1,257 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $8,547; (iii) $9,437 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $25,153 in gross-up payments for certain federal and state income tax obligations; (v) $68,686 in Restricted Stock/Unit dividends; and (vi) $16,227 in perquisites consisting of the following: auto allowance, $3,877; financial/estate/tax planning, $8,000; and health club dues, $2,539. Other perquisites include luncheon club membership, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     21 Includes performance share amortization of $499,338, consisting of $71,564 for the 2006 annual grant, $160,484 for the 2007 2-year transitional grant, $163,401 for the 2007 annual grant and $103,889 for the 2008 annual grant. Also includes restricted stock amortization of $405,477.

     22 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $22,131; and the Restoration Plan: $23,897, primarily due to the increase in average monthly eligible pay over the past 36 months.

     23 Consists of (i) $14,988 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $1,731 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $21,050; (iii) $18,885 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $10,426 in gross-up payments for certain federal and state income tax obligations; (v) $66,319 in Restricted Stock/Unit dividends; and (vi) $25,186 in perquisites consisting of the following: auto allowance, $3,877; financial/estate/tax planning, $10,000; health club dues, $3,675; and personal use of Company aircraft, $2,696. Other perquisites include luncheon club membership, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     24 Includes performance share amortization of $379,373, consisting of $35,191 for the 2006 annual grant, $129,122 for the 2007 2-year transitional grant, $131,470 for the 2007 annual grant and $83,590 for the 2008 annual grant. Also includes restricted stock amortization of $244,657.

     25 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $16,099; and the Restoration Plan: $9,629, primarily due to the increase in average monthly eligible pay over the past 36 months.

     26 Consists of (i) $19,200 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $1,273 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $16,256; (iii) $10,384 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $8,026 in gross-up payments for certain federal and state income tax obligations; (v) $35,118 in restricted stock/unit dividends; and (vi) $18,742 in perquisites consisting of the following: auto allowance, $3,877; home security, $2,520; and financial/estate/tax planning, $8,000. Other perquisites include luncheon club membership, health club dues, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS

		Estimated			Estimated
		Future Payouts Under			Future Payouts Under
		Non-Equity Incentive			Equity Incentive
		Plan Awards[1]			Plan Awards[2]
All
Other
								Stock	All Other		Grant
								Awards:	Option		Date
								Number	Awards:	Exercise	Fair Value
								of	Number of	or Base	of Stock
								Shares	Securities	Price of	and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units[3]	Options[4]	Awards[4]	Awards[5]
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
MICP
	3/6/09	$118,039	$236,077	$472,154
Lloyd M. Yates,
President and	Restricted
Chief Executive	Stock
Officer	Units
	3/18/08							4,790			$203,144
PSSP
	3/18/08				4,832	9,663	19,326				$409,808
MICP
	3/6/09	$403,750	$807,500	$1,615,000
William D.	Restricted
Johnson,	Stock
Chairman	Units
	3/18/08							22,951			$973,352
PSSP
	3/18/08				22,853	45,705	91,410				$1,938,349
MICP
	3/6/09	$165,711	$331,422	$662,844
Peter M. Scott
III,
Executive Vice
President and
Chief Financial
Officer (retired	Restricted
effective	Stock
September 1,	Units
2008)	3/18/08							11,847			$502,431
PSSP
	3/18/08				11,499	22,997	45,994				$975,303
MICP
	3/6/09	$85,885	$171,769	$343,338
Mark F.
Mulhern,
Senior Vice
President and
Chief Financial	Restricted
Officer (as of	Stock
September 1,	Units
2008)	3/18/08							3,407			$144,491
PSSP
	3/18/08				3,407	6,814	13,628				$288,982

Carolina Power & Light Proxy Statement

		Estimated			Estimated
		Future Payouts Under			Future Payouts Under
		Non-Equity Incentive			Equity Incentive
		Plan Awards[1]			Plan Awards[2]
All
Other
								Stock	All Other		Grant
								Awards:	Option		Date
								Number	Awards:	Exercise	Fair Value
								of	Number of	or Base	of Stock
								Shares	Securities	Price of	and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units[3]	Options[4]	Awards[4]	Awards[5]
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
MICP
	3/6/09	$111,028	$222,055	$444,110
John R.
McArthur,
Executive Vice
President and
Corporate	Restricted
Secretary (as of	Stock
September 1,	Units
2008)	3/18/08							4,491			$190,463
PSSP
	3/18/08				4,491	8,982	17,964				$380,927
MICP
	3/6/09	$82,039	$164,077	$328,154
Paula J. Sims,	Restricted
Senior Vice	Stock
President	Units
	3/18/08							3,613			$153,227
PSSP
	3/18/08				3,613	7,227	14,454				$306,497

     1 The Management Incentive Compensation Plan is considered a non-equity incentive compensation plan. Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2008 eligible earnings times the executive’s target percentage. See target percentage in table on page 20 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

     2 Reflects the potential payouts in shares of the 2008 PSSP grants. The grant size was calculated by multiplying the executive’s salary as of January 1, 2008, times his 2008 PSSP target and dividing by the December 31, 2007, closing stock price of $48.43. The Threshold column reflects the minimum payment level under our PSSP, which is 50% of the target amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

     3 Reflects the number of restricted stock units granted during 2008 under the 2007 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive’s salary as of January 1, 2008, times his 2008 restricted stock target and dividing by the December 31, 2007 (last business day of the year), closing stock price of $48.43.

     4 Our Parent ceased granting stock options in 2004.

     5 Reflects the grant date fair value of the award based on the following assumptions: Market value of restricted stock granted on March 18, 2008, based on closing price of $42.41 per share, times the shares granted in column (i). Market value of PSSP granted on March 18, 2008, based on closing stock price on March 18, 2008, of $42.41 times target number of shares in column (g).

PROXY STATEMENT

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

     Messrs. Yates, Johnson, Scott, Mulhern and McArthur, and Ms. Sims entered into employment agreements with the Company or one of its subsidiaries, referred to collectively in this section as the “Company.” Each of these agreements has an effective date of May 8, 2007. The employment agreements replaced the previous employment agreements in effect for each of these officers, except that, with respect to Mr. Scott, the Amendment to Employment Agreement dated August 5, 2005, remained in force in accordance with its terms until Mr. Scott retired effective September 1, 2008. Please see below for more information regarding these two agreements.

     These employment agreements provide for base salary, bonuses, perquisites and participation in the various executive compensation plans offered to our senior executives. The agreements expire on December 31, 2009. Thereafter, each agreement will be automatically extended by an additional year on January 1 of each year. We may elect not to extend an executive officer’s agreement and must notify the officer of such an election at least 60 days prior to the automatic extension date. The employment agreements each contain restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

     Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not affect the compensation, benefits or incentive targets payable to the applicable officers.

     With respect to Messrs. Johnson and Scott, the Employment Agreements specify that the years of service credit we previously granted to them for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. Three of those years also were deemed to have been in service on the Senior Management Committee for purposes of SERP eligibility. Mr. Scott has been awarded seven years of deemed service toward the benefits and vesting requirements of the SERP.

     Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer’s then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

Agreement with Mr. Scott

     In March 2005, Mr. Scott was assigned increased responsibilities within our Company. In light of those increased responsibilities and in order to retain Mr. Scott through at least April 1, 2008, the Organization and Compensation Committee of the Company’s Board of Directors (the “Committee”) approved an amendment to Mr. Scott’s employment agreement (the “Amendment”) on July 12, 2005. The Amendment provides for certain increases in Mr. Scott’s 2005 long- and short-term compensation targets. Mr. Scott’s new annual targets for long-term compensation in the form of performance share awards granted pursuant to the Performance Share Sub-Plan (“PSSP”) of our 2002 Equity Incentive Plan and restricted stock increased to 165 percent and 85 percent, respectively, of his base salary for each of the years 2005, 2006 and 2007. Additionally, the Amendment provides that at the time of each annual review of MICP awards for the years 2005, 2006 and 2007, we will consider exercising discretion under the MICP to increase the awards to Mr. Scott and that any such increase will be based upon a target award equal to 63 percent of Mr. Scott’s base salary for the year. Mr. Scott’s base salary for 2005 was $525,000. The Amendment also provides that if (i) prior to April 1, 2008, we terminate Mr. Scott’s employment

Carolina Power & Light Proxy Statement

without cause, or (ii) after April 1, 2008, either we terminate Mr. Scott’s employment without cause, or Mr. Scott voluntarily terminates his employment, then Mr. Scott’s PSSP grants for the 2006 and 2007 plan years will vest immediately upon his employment termination date, and any restricted stock awards granted to Mr. Scott in 2005, 2006 and 2007 will vest immediately upon his employment termination date. Additionally, the Amendment provides that in lieu of accelerating the vesting schedules of the above-referenced awards, we may provide Mr. Scott with the cash value of such PSSP grants and/or restricted stock awards as of his employment termination date. The Amendment also provides that the accelerated vesting terms outlined above will not apply in the event of a constructive termination of Mr. Scott’s employment.

     Both the May 8, 2007 Employment Agreement with Mr. Scott and the Amendment to that Agreement terminated upon Mr. Scott’s retirement from the Company, effective September 1, 2008. See “2008 COMPENSATION DECISIONS” for a discussion of the amounts Mr. Scott received upon his retirement.

PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name (a)	Option Awards[1]					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market or
			Equity			Number		Number	Payout
			Incentive			of		of	Value of
			Plan			Shares		Unearned	Unearned
	Number		Awards:			or	Market	Shares,	Shares,
	of	Number of	Number of			Units of	Value of	Units or	Units or
	Securities	Securities	Securities			Stock	Shares or	Other	Other
	Underlying	Underlying	Underlying			That	Units of	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	Stock That	That	That
	Options	Options	Unearned	Exercise	Option	Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
	(b)	(c)	(d)	(e)	(f)	(g)[2]	(h)[3]	(i)[4]	(j)[4]
Lloyd M. Yates,	0			$43.49	9/30/2011	27,017[5]	$1,076,627	31,099[6]	$1,239,295
President and	0	—	—	$41.97	9/30/2012
Chief Executive	0			$44.75	9/30/2013
Officer
William D.	0			$43.49	9/30/2011	68,893[7]	$2,745,386	112,645[8]	$4,488,903
Johnson,	0	—	—	$41.97	9/30/2012
Chairman	0			$44.75	9/30/2013
Peter M. Scott III,	0			$43.49	9/30/2011	0[9]	$0	0[10]	$0
Executive Vice	0	—	—	$41.97	9/30/2012
President and	52,000			$44.75	9/30/2013
Chief Financial
Officer (retired
effective
September 1, 2008)
Mark F. Mulhern,	0			$41.97	9/30/2012	28,773[11]	$1,146,604	22,826[12]	$909,616
Senior Vice	7,000	—	—	$44.75	9/30/2013
President and
Chief Financial
Officer (as of
September 1, 2008)
John R. McArthur,	0			$43.80	1/31/2012	27,090[13]	$1,079,537	28,907[14]	$1,151,944
Executive Vice	0	—	—	$41.97	9/30/2012
President and	0			$44.75	9/30/2013
Corporate
Secretary (as of
September 1, 2008)
Paula J. Sims,	0			$43.49	9/30/2011	15,179	$604,883[15]	23,258[16]	$926,831
Senior Vice	0			$44.75	9/30/2012
President

     1  All outstanding stock options were vested as of December 31, 2006. Our Parent ceased granting stock options in 2004.

     2 Consists of outstanding restricted stock grants and restricted stock units.

     3 Market value at December 31, 2008, was based on a December 31, 2008, closing price of $39.85 per share.

     4 Performance share value based on expected payout of 0% on outstanding 2006 PSSP grant. Performance share value for the 2007 2-year transitional grant, 2007 annual grant, and 2008 annual grant was expected at 100% of target. The 2005 and 2007 1-year transitional grants vested on January 1, 2008; the 2006 and 2007 2-year transitional grants vests on January 1, 2009; the 2007 grant vest on January 1, 2010; and the 2008 grant vest on January 1, 2011. Expected payout for 2006 performance share grants was 0% based on total shareholder return performance as of December 31, 2008, and EBITDA performance as of September 30, 2008. The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) times the December 31, 2008 closing stock price ($39.85). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under “Performance Shares” in Part II of the CD&A.

Carolina Power & Light Proxy Statement

     5 Restricted stock grants vest based on the following schedule: 2,200 shares on March 7, 2009; 1,366 shares on March 14, 2009; 1,100 shares on March 15, 2009; 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 1,596 units on March 18, 2009; 1,597 on March 18, 2010; 10,576 units on March 20, 2010; 1,597 units on March 18, 2011; 1,576 units on March 20, 2011; and 1,575 units on March 20, 2012.

     6 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (7,419), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 10,498 – 2007 2-year transitional grant; (ii) 10,498 – 2007 annual grant; and (iii) 10,103 – 2008 annual grant.

     7 Restricted stock grants vest based on the following schedule: 5,533 shares on March 14, 2009; 5,067 shares on March 15, 2009; 4,400 shares on March 16, 2009; 5,533 shares on March 14, 2010; 5,067 shares on March 15, 2010; and 5,534 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 7,650 units on March 18, 2009; 7,650 units on March 18, 2010; 4,936 units on March 20, 2010; 7,651 units on March 18, 2011; 4,936 units on March 20, 2011; and 4,936 units on March 20, 2012.

     8 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (34,379), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 32,430 – 2007 2-year transitional grant; (ii) 32,430 – 2007 annual grant; and (iii) 47,785 – 2008 annual grant.

     9 Upon Mr. Scott’s retirement on September 1, 2008, the vesting of restricted stock and restricted stock units was accelerated. Refer to “2008 COMPENSATION DECISIONS” in the CD&A.

     10 Upon Mr. Scott’s retirement on September 1, 2008, all unvested performance shares vested in accordance with the plan.

     11 Restricted stock grants vest based on the following schedule: 1,166 shares on March 14, 2009; 7,800 shares on April 28, 2009; 1,167 shares on March 14, 2010; 3,500 shares on March 21, 2010; 1,167 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 1,135 units on March 18, 2009; 1,136 units on March 18, 2010; 8,189 units on March 20, 2010; 1,136 units on March 18, 2011; 1,189 units on March 20, 2011; and 1,188 units on March 20, 2012.

     12 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (7,709), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 7,851 – 2007 2-year transitional grant; (ii) 7,851 – 2007 annual grant; and (iii) 7,124 – 2008 annual grant.

     13 Restricted stock grants vest based on the following schedule: 1,666 shares on March 14, 2009; 1,433 shares on March 15, 2009; 1,300 shares on March 16, 2009; 1,667 shares on March 14, 2010; 1,434 shares on March 15, 2010; 1,667 shares on March 14, 2011. Restricted stock units grants vest based on the following schedule: 1,497 units on March 18, 2009; 1,497 units on March 18, 2010; 10,477 units on March 20, 2010; 1,497 units on March 18, 2011; 1,477 units on March 20, 2011; and 1,478 units on March 20, 2012.

     14 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (10,327), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 9,758 – 2007 2-year transitional grant; (ii) 9,758 – 2007 annual grant; and (iii) 9,391 – 2008 annual grant.

     15 Restricted stock grant of 1,000 shares vest on April 1, 2011. Restricted stock units grants vest based on the following schedule: 1,204 units on March 18, 2009; 1,204 units on March 18, 2010; 8,189 units on March 20, 2010; 1,205 units on March 18, 2011; 1,189 units on March 20, 2011, and 1,188 units on March 20, 2012.

     16 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (5,078), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 7,851 – 2007 2-year transitional grant; (ii) 7,851 – 2007 annual grant; and (iii) 7,556 – 2008 annual grant.

PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired	Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting[1]	on Vesting[1]
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Lloyd M. Yates,	0		17,162[2]	$818,633[2]
President and Chief Executive Officer
William D. Johnson,	0		59,394[3]	$2,801,636[3]
Chairman
Peter M. Scott III,	0		92,054[4]	$4,172,053[4]
Executive Vice President and Chief Financial
Officer (retired effective September 1, 2008)
Mark F. Mulhern,	0		11,264[5]	$545,516[5]
Senior Vice President and Chief Financial Officer
(as of September 1, 2008)
John R. McArthur,	0		17,967[6]	$846,944[6]
Executive Vice President and Corporate Secretary
(as of September 1, 2008)
Paula J. Sims,	0		11,264[7]	$545,516[7]
Senior Vice President

     1 Reflects the number of restricted stock shares, restricted stock units, and performance shares that vested in 2008. Unless otherwise stated, no restricted stock units vested for named executive officers during 2008 and performance shares vested on January 1, 2008 for the 2005 and 2007 1-year transitional grants at $48.43 per share. Restricted stock shares vested on the following days: (i) March 15th and 16th at $42.80 per share; (ii) March 18th at $42.10 per share; (iii) April 1st at $42.08 per share; and (iv) September 1st at $44.24 per share. The value realized is the sum of the vested shares for each vesting date times the vesting price.

     2 Includes 2,100 restricted stock awards consisting of the following: 1,100 on March 15th; and 1,000 on March 18th. Performance shares totaled 15,062.

     3 Includes 12,866 restricted stock awards consisting of the following: 5,066 on March 15th; 4,400 on March 16th; and 3,400 on March 18th. Performance shares totaled 46,528.

     4 Includes 21,400 restricted stock awards consisting of the following: 2,733 on March 15th; 2,533 on March 16th; 3,134 on March 18th; and 13,000 on April 1st. Additionally, per the August 2005 amendment to his employment agreement, Mr. Scott’s remaining unvested restricted stock (20,101) and restricted stock units (14,708) vested upon his retirement on September 1, 2008. Performance shares total 35,845.

     5 Includes performance shares of 11,264. Mr. Mulhern did not have any restricted stock awards that vested during 2008.

     6 Includes 3,967 restricted stock awards consisting of the following: 1,433 on March 15th; 1,300 on March 16th; and 1,234 on March 18th. Performance shares total 14,000.

     7 Includes performance shares of 11,264. Ms. Sims did not have any restricted stock awards that vested during 2008.

Carolina Power & Light Proxy Statement

PENSION BENEFITS

     The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under each of the Progress Energy Pension Plan and SERP determined using interest rate and mortality rate assumptions that are consistent with those used in our financial statements. Information regarding the Progress Energy Pension Plan and SERP can be found under the headings “Supplemental Senior Executive Retirement Plan” and “Other Broad-Based Benefits” in the CD&A section of this Proxy Statement.

		Number of	Present
		Years	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit[1]	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Lloyd M. Yates,	Progress Energy Pension Plan	10.1	$124,502	$0
President and Chief Executive	Restoration Retirement Plan	—	($29,498)[2]	$0
Officer	Supplemental Senior Executive	10.1	$789,997[3]	$0
	Retirement Plan
William D. Johnson,	Progress Energy Pension Plan	16.3	$382,841	$0
Chairman	Supplemental Senior Executive	23.3[4]	$6,213,810[5]	$0
	Retirement Plan
Peter M. Scott III,	Progress Energy Pension Plan	10.0	$207,825	$234,658
Executive Vice President and	Supplemental Senior Executive	17.0[6]	$5,882,984[7]	$0
Chief Financial Officer	Retirement Plan
(retired effective
September 1, 2008)
Mark F. Mulhern,	Progress Energy Pension Plan	12.8	$222,763	$0
Senior Vice President and	Restoration Retirement Plan	—	($29,297)[8]	$0
Chief Financial Officer	Supplemental Senior Executive	12.8	$821,581[9]	$0
(as of September 1, 2008)	Retirement Plan
John R. McArthur,	Progress Energy Pension Plan	7.1	$116,596	$0
Executive Vice President and	Restoration Retirement Plan	7.1	$82,897	$0
Corporate Secretary
(as of September 1, 2008)
Paula J. Sims,	Progress Energy Pension Plan	9.6	$101,824	$0
Senior Vice President	Restoration Retirement Plan	9.6	$25,420	$0

     1 Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-65 and FAS discount rates as of December 31, 2008, for computation of accumulated benefit under Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan was 6.30%. Additional details on the formulas for computing benefits under the Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan can be found under the headings “Supplemental Senior Executive Retirement Plan” and “Other Broad-Based Benefits,” respectively, in the CD&A section.

     2 Mr. Yates’s Restoration Retirement Plan benefits were forfeited upon vesting in the “Supplemental Senior Executive Retirement Plan” on December 1, 2008.

     3 Based on estimated annual benefit payable at 65 of $191,187.

     4 Includes seven years of deemed service. Without these seven years, Mr. Johnson’s benefit multiplier was reduced in prior years under the plan. As of 2008, Mr. Johnson’s benefit multiplier is not reduced without the deemed years of service, and his benefit augmentation for deemed service is $0.

PROXY STATEMENT

     5 Based on an estimated annual benefit payable at age 65 of $980,525.

     6 Includes seven years of deemed service. As of 2008, Mr. Scott met the minimum 10 years of service required for vesting in the Supplemental Executive Retirement Plan. However, without these seven years, Mr. Scott’s benefit multiplier is reduced from 62.0% to 40.05% under the plan. Therefore, his benefit augmentation for deemed years of service is $2,230,850.

     7 Based on an estimated annual benefit payable at age 65 of $727,052.

     8 Mr. Mulhern’s Restoration Retirement Plan benefits were forfeited upon vesting in the “Supplemental Senior Executive Retirement Plan” on November 1, 2008.

     9 Based on an estimated annual benefit payable at age 65 of $187,047.

Carolina Power & Light Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

     The table below shows the nonqualified deferred compensation for each of the named executive officers. Information regarding details of the deferred compensation plans currently in effect can be found under the heading “Deferred Compensation” in the CD&A on page 30 of this Proxy Statement. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 6 to the “Summary Compensation Table.”

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY1	in Last FY2	in Last FY3	Distributions	at Last FYE[4]
Name and Position	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Lloyd M. Yates,
President and Chief Executive
Officer	$42,923	$15,819	($79,949)	$0	$427,147[5]
William D. Johnson,
Chairman	$0	$56,993	($51,990)[6]	$0	$616,137[7]
Peter M. Scott III,
Executive Vice President and
Chief Financial Officer (retired
effective September 1, 2008)	$0	$31,362	($70,158)	($85,394)[8]	$575,890[9]
Mark F. Mulhern,
Senior Vice President and Chief
Financial Officer
(as of September 1, 2008)	$17,769	$9,437	($49,965)	($54,511)[10]	$297,763[11]
John R. McArthur,
Executive Vice President and
Corporate Secretary
(as of September 1, 2008)	$22,971	$18,885	($2,797)	$0	$71,838[12]
Paula J. Sims,
Senior Vice President	$18,231	$10,384	($38,096)	($23,363)[13]	$287,065[14]

     1 Reflects salary deferred under the Management Deferred Compensation Plan, which is reported as “Salary” in the Summary Compensation Table. For 2008, named executive officers deferred the following percentages of their base salary: (i) Yates – 10%; (ii) Mulhern – 5%; (iii) McArthur – 5%; and (iv) Sims – 5%.

     2 Reflects registrant contributions under the Management Deferred Compensation Plan, which is reported as “All Other Compensation” in the Summary Compensation Table.

     3 Includes aggregate earnings in the last fiscal year under the following nonqualified plans: Management Incentive Compensation Plan, Management Deferred Compensation Plan, Performance Share Sub-Plan, and Deferred Compensation Plan for Key Management Employees.

     4 Includes December 31, 2008 balances under the following deferred compensation plans: Management Incentive Compensation Plan, Management Deferred Compensation Plan, Performance Share Sub-Plan, and Deferred Compensation Plan for Key Management Employees.

     5 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $94,693; Management Incentive Compensation Plan: $98,195; and Performance Share Sub-Plan: $234,259.

     6 Includes above market earnings of $8,885 under the Deferred Compensation Plan for Key Management Employees, which is reported as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

PROXY STATEMENT

     7 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $322,440; Management Incentive Compensation Plan: $62,880; and Deferred Compensation Plan for Key Management Employees: $230,816.

     8 Mr. Scott received a lump sum distribution of the Company match contributions for 2000 – 2004 and the 401(k) rollover balance under the Management Deferred Compensation Plan.

     9 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $87,327; and Performance Share Sub-Plan: $488,563.

     10 Mr. Mulhern received distributions from his Management Incentive Deferred Compensation Plan: $17,954; Management Deferred Compensation Plan: $11,944: and the Performance Share Sub-Plan: $24,613.

     11 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $30,530; Management Incentive Deferred Compensation Plan: $166,552; and Performance Share Sub-Plan: $100,681.

     12 Includes balance under the following deferral plans: Management Deferred Compensation Plan: $71,838.

     13 Ms. Sims received a distribution the Management Incentive Deferred Compensation Plan.

     14 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $53,025; Management Incentive Compensation Plan: $178,502; and Performance Share Sub-Plan: $55,538.

Carolina Power & Light Proxy Statement

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

     The following table shows the actual cash compensation and value of vesting equity received in 2008 by the named executive officers. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the compensation expense accruals as shown in the Summary Compensation Table.

		Annual	Deferred
		Incentive	Salary	Restricted	Performance	Restricted	Stock		Tax
	Base	(paid in	under	Stock/Units	Shares	Stock/Units	Options		Gross-
Name and	Salary	2008)	MDCP	Vesting	Vesting	Dividends	Vesting	Perquisite	ups
Position	(a)[1]	(b)[2]	(c)[3]	(d)[4]	(e)[5]	(f)[6]	(g)[7]	(h)[8]	(i)[9]	Total
Lloyd M.
Yates,
President
and Chief
Executive
Officer	$429,231	$265,000	$42,923	$89,180	$729,453	$64,807	$0	$21,877	$31,681	$1,631,229
William D.
Johnson,
Chairman	$950,000	$863,500	$0	$548,285	$2,253,351	$163,225	$0	$28,224	$33,396	$4,839,981
Peter M.
Scott III,
Executive
Vice
President
and Chief
Financial
Officer
(retired
September
1, 2008)	$526,067	600,000	$0	$2,436,080[10]	$1,735,973	$95,433	$0	$25,768	$17,835	$5,437,156
Mark F.
Mulhern,
Senior Vice
President
and Chief
Financial
Officer (as of
September
1, 2008)	$355,385	$190,000	$17,769	$0	$545,516	$68,686	$0	$16,227	$25,153	$1,200,967
John R.
McArthur,
Executive
Vice
President and
Corporate
Secretary (as
of September
1, 2008)	$459,423	$275,000	$22,971	$168,924	$678,020	$66,319	$0	$25,186	$10,426	$1,683,298
Paula J. Sims,
Senior Vice
President
– Power
Operations	$364,615	$170,000	$18,231	$0	$545,516	$35,118	$0	$18,742	$8,026	$1,142,017

     1 Consists of the total 2008 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if applicable, under the Management Deferred Compensation Plan (MDCP) shown in column (c).

     2 Awards given under the Management Incentive Compensation Plan (Non-Equity Incentive Compensation) attributable to Plan Year 2007 and paid in 2008.

PROXY STATEMENT

     3 Consists of amounts deferred under the Management Deferred Compensation Plan (MDCP). These deferral amounts are part of Base Salary and therefore are not included in the total column.

     4 Reflects the value of restricted stock and restricted stock units vesting in 2008. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the restricted stock units was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred.

     5 Reflects the value of performance shares vesting on January 1, 2008, at $48.43 for the 2007 1-year transitional grant under the applicable PSSP.

     6 Reflects dividends and dividend equivalents paid as the result of outstanding restricted stock or restricted stock units held in Company Plan accounts.

     7 Reflects the value of any stock options vesting in 2008. Since our Parent ceased granting stock options under our Incentive Plans in 2004, all outstanding options had fully vested in 2008.

     8 Reflects the value of all perquisites provided during 2008. For a complete listing of the perquisites, see the “Executive Perquisites” section of the “Elements of Compensation” discussion of the CD&A on page 29 of this Proxy Statement. Perquisite details for each named executive officer are discussed in the Summary Compensation Table footnotes. The value reflected does not include tax gross-ups paid relating to perquisites provided.

     9 Reflects the value of tax gross-up related to perquisites and miscellaneous income items (Supplemental Senior Executive Retirement Plan (SERP) or Restoration and MDCP 401(k) make-up) provided during 2008.

     10 Pursuant to the August 2005 amendment to his employment agreement, Mr. Scott’s outstanding restricted stock awards vested upon his retirement on September 1, 2008. The vesting price was $44.24 based on the September 2, 2008 opening price. In addition, Mr. Scott’s 2007 Restricted Stock Unit vested and a pro-rata portion of his 2008 Restricted Stock Unit grant vested. The vesting price was $43.68 based on the August 31, 2008 closing price.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Lloyd M. Yates, President and Chief Executive Officer

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$440,000[1]	$0	$0	$0	$1,315,600	$0	$2,046,000	$0
Annual Incentive[2]	$0	$0	$0	$0	$0	$242,000	$210,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period)[3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant[4]	$0	$0	$0	$0	$0	$418,345	$418,345
2007 (performance period)[4]	$0	$0	$0	$0	$0	$418,345	$418,345
2008 (performance period)[4]	$0	$0	$0	$0	$0	$402,605	$109,801
Restricted Stock Units[5]
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$62,804	$62,804
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$62,804	$62,804
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$62,764	$62,764
2007 Retention Grant (grant date vesting)	$0	$0	$0	$0	$0	$358,650	$358,650
2008 – 2009 (grant date vesting)	$0	$0	$0	$0	$0	$63,601	$0
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$63,640	$0
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$63,640	$0
Restricted Stock[6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$338,725	$338,725
Benefits and Perquisites
Incremental Non-Qualified Pension[7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation[8]	$427,147	$0	$0	$427,147	$427,147	$427,147	$427,147
Post-retirement Health Care[9]	$0	$0	$0	$22,936	$0	$44,972	$0
Split-Dollar Policy[10]	$25,165	$0	$0	$25,165	$25,165	$31,846	$855,170
Executive AD&D Proceeds[11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up12	$0	$0	$0	$0	$0	$1,563,461	$0
TOTAL	$452,312	$0	$0	$1,790,848	$452,312	$6,671,349	$3,824,555

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Yates’s employment agreement requires a severance equal to 2.99 times his then current base salary ($440,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus annual target MICP award times three (($440,000 + $242,000) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Yates would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Yates would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $440,000. In the event of death or disability, Mr. Yates would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Yates’s MICP award was $210,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

PROXY STATEMENT

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Yates would immediately vest 13,727 restricted stock units granted on March 20, 2007, and would forfeit 4,790 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Yates’s restricted stock grant dates are beyond the one-year threshold; therefore, all 8,500 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Yates was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Yates is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Yates would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Yates would be reimbursed for 18 months of COBRA premiums at $1,274.20 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Yates was participating in prior to termination for 36 months at $1,249.22 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Yates surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration. There is no provision for early retirement under the Split-Dollar program, and Mr. Yates is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. Yates would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Yates. Under IRC Section 280G, Mr. Yates would be subject to excise tax on $2,883,233 of excess parachute payments above his base amount. Those excess parachute payments result in $576,647 of excise taxes, $964,468 of tax gross-ups, and $22,346 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
William D. Johnson, Chairman, Chief Executive Officer, and President

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement[13]	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary— $950,000[1]	$0	$0	$0	$2,840,500	$0	$5,288,500	$0
Annual Incentive[2]	$0	$0	$0	$0	$0	$807,500	$929,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period)[3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant[4]	$0	$0	$0	$0	$0	$1,292,336	$1,292,336
2007 (performance period)[4]	$0	$0	$0	$0	$0	$1,292,336	$1,292,336
2008 (performance period)[4]	$0	$0	$0	$0	$0	$1,904,232	$634,744
Restricted Stock Units[5]
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$196,700	$196,700
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$196,700	$196,700
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$196,700	$196,700
2008 – 2009 (grant date vesting)	$0	$0	$0	$0	$0	$304,853	$0
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$304,853	$0
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$304,892	$0
Restricted Stock[6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$1,240,690	$1,240,690
Benefits and Perquisites
Incremental Non-Qualified Pension[7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation[8]	$616,137	$0	$0	$616,137	$616,137	$616,137	$616,137
Post-retirement Health Care[9]	$0	$0	$0	$22,936	$0	$44,972	$0
Split-Dollar Policy[10]	$150,914	$0	$0	$150,914	$150,914	$133,500	$1,140,398
Executive AD&D Proceeds[11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up12	$0	$0	$0	$0	$0	$4,263,228	$0
TOTAL	$767,051	$0	$0	$3,630,487	$767,051	$18,388,125	$8,235,739

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary not for cause termination, salary continuation provision per Mr. Johnson’s employment agreement requires a severance equal to 2.99 times his then current base salary ($950,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($950,000 + $812,833) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), Mr. Johnson would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 85% times $950,000. In the event of death or disability, Mr. Johnson would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Johnson’s MICP award was $929,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-

PROXY STATEMENT

in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Johnson would immediately vest 14,808 restricted stock units granted on March 20, 2007, and would forfeit 22,951 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Johnson’s restricted stock grant dates are beyond the one-year threshold; therefore, all 31,134 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Johnson was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). Unvested MICP deferral premiums would be forfeited. Mr. Johnson would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). Under involuntary not for cause termination, Mr. Johnson would be reimbursed for 18 months of COBRA premiums at $1,274.20 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Johnson was participating in prior to termination for 36 months at $1,249.22 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Johnson surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration. There is no provision for early retirement under the Split-Dollar program, and Mr. Johnson is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. Johnson would be eligible to receive $500,000 proceeds from the executive AD&D policy.

Carolina Power & Light Proxy Statement

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $7,861,968 of excess parachute payments above his base amount. Those excess parachute payments result in $1,572,394 of excise taxes, $2,629,901 of tax gross-ups, and $60,933 of employer Medicare tax related to the excise tax payment.

     13 Mr. Johnson was not eligible for early retirement at December 31, 2008. However, he became eligible at age 55 on January 9, 2009. A description of his potential payments in the event of early retirement follows. A pro-rata incentive award for the period worked during the year. (At December 31, 2008, this is based on the full award of $929,000.) Performance shares would vest 100 percent for the 2007 2-year transitional and 2007 performance grants, and on a pro-rata basis for the 2008 performance grant based upon time in the plan: $1,292,336; $1,292,336; and $634,744 respectively. The six restricted stock units (RSU) grants above would vest on a pro-rata basis based on time in the plan: $114,728; $86,076; $68,861; $228,659; $114,330; $76,233. Restricted stock would vest at the Committee’s discretion, potentially 100 percent which equates to $1,240,690 at December 31, 2008. All outstanding deferred compensation balances would be paid in accordance with the plan and participant elections, subject to IRC Section 409(a) regulations: $616,130. There is no provision for additional benefits upon early retirement in any of the other plans in the table above.

PROXY STATEMENT

     POTENTIAL PAYMENTS UPON TERMINATION
Mark F. Mulhern, Senior Vice President and Chief Financial Officer

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$385,000[1]	$0	$0	$0	$1,151,150	$0	$1,193,500	$0
Annual Incentive[2]	$0	$0	$0	$0	$0	$211,750	$200,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period)[3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant[4]	$0	$0	$0	$0	$0	$312,862	$312,862
2007 (performance period)[4]	$0	$0	$0	$0	$0	$312,862	$312,862
2008 (performance period)[4]	$0	$0	$0	$0	$0	$283,891	$77,425
Restricted Stock Units[5]
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$47,382	$47,382
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$47,382	$47,382
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$47,342	$47,342
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$278,950	$278,950
2008 – 2009 (grant date vesting)	$0	$0	$0	$0	$0	$45,230	$0
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$45,270	$0
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$45,270	$0
Restricted Stock[6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$589,780	$589,780
Benefits and Perquisites
Incremental Nonqualified Pension[7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation[8]	$297,763	$0	$0	$297,763	$297,763	$297,763	$297,763
Post-retirement Health Care[9]	$0	$0	$0	$16,205	$0	$21,183	$0
Split-Dollar Policy[10]	$40,487	$0	$0	$40,487	$40,487	$17,094	$754,260
Executive AD&D Proceeds[11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up12	$0	$0	$0	$0	$0	$976,637	$0
TOTAL	$338,250	$0	$0	$1,505,605	$338,250	$4,774,147	$3,466,007

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Mulhern’s employment agreement requires a severance equal to 2.99 times his then current base salary ($385,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times two plus annual target MICP award times two (($385,000 + $211,750) x 2). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Mulhern would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Mulhern would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $385,000. In the event of death or disability, Mr. Mulhern would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Mulhern’s MICP award was $200,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

Carolina Power & Light Proxy Statement

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Mulhern would immediately vest 10,566 restricted stock units granted on March 20, 2007, and would forfeit 3,407 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Mulhern’s restricted stock grant dates are beyond the one-year threshold; therefore, all 14,800 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Mulhern was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Mulhern would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Mulhern would be reimbursed for 18 months of COBRA premiums at $900.29 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Mulhern was participating in prior to termination for 24 months at $882.64 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Mulhern surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the actual cash value at December 31, 2008. There is no provision for early retirement under the Split-Dollar program, and Mr. Mulhern is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for two years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. Mulhern would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Mulhern. Under IRC Section 280G, Mr. Mulhern would be subject to excise tax on $1,801,050 of excess parachute payments above his base amount. Those excess parachute payments result in $360,210 of excise taxes, $602,468 of tax gross-ups, and $13,959 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
John R. McArthur, Executive Vice President

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$480,000[1]	$0	$0	$0	$1,435,200	$0	$2,260,000	$0
Annual Incentive[2]	$0	$0	$0	$0	$0	$264,000	$250,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period)[3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant[4]	$0	$0	$0	$0	$0	$388,856	$388,856
2007 (performance period)[4]	$0	$0	$0	$0	$0	$388,856	$388,856
2008 (performance period)[4]	$0	$0	$0	$0	$0	$374,231	$102,063
Restricted Stock Units[5]
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$58,858	$58,858
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$58,858	$58,858
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$58,898	$58,898
2007 Retention Grant (grant date vesting)	$0	$0	$0	$0	$0	$358,650	$358,650
2008 – 2009 (grant date vesting)	$0	$0	$0	$0	$0	$59,655	$0
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$59,655	$0
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$59,655	$0
Restricted Stock[6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$365,305	$365,305
Benefits and Perquisites
Incremental Nonqualified Pension[7]	$0	$0	$0	$0	$0	$1,225,262	$0
Deferred Compensation[8]	$71,838	$0	$0	$71,838	$71,838	$71,838	$71,838
Post-retirement Health Care[9]	$0	$0	$0	$22,494	$0	$44,105	$0
Split-Dollar Policy[10]	$5,000	$0	$0	$5,000	$5,000	$63,149	$789,383
Executive AD&D Proceeds[11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up12	$0	$0	$0	$0	$0	$2,162,892	$0
TOTAL	$76,838	$0	$0	$1,534,532	$76,838	$8,322,727	$3,391,567

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. McArthur’s employment agreement requires a severance equal to 2.99 times his then current base salary ($480,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($480,000 + $273,333) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. McArthur would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. McArthur would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $480,000. In the event of death or disability, Mr. McArthur would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. McArthur’s MICP award was $250,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment

Carolina Power & Light Proxy Statement

is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. McArthur would immediately vest 13,432 restricted stock units granted on March 20, 2007, and would forfeit 4,491 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. McArthur’s restricted stock grant dates are beyond the one-year threshold; therefore, all 9,167 restricted stock shares would vest immediately.

     7 Mr. McArthur was not vested under the SERP as of December 31, 2008, so this is the incremental value due to accelerated vesting under involuntary or good reason termination (CIC). No accelerated vesting or incremental nonqualified pension benefit applies under any other scenario above.

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. McArthur is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. McArthur would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. McArthur is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. McArthur would be reimbursed for 18 months of COBRA premiums at $1,249.64 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. McArthur was participating in prior to termination for 36 months at $1,225.14 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. McArthur surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent 2008 projected cash surrender value per the original policy illustration with a minimum of $5,000. There is no provision for early retirement under the Split-Dollar program, and Mr. McArthur is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. McArthur would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. McArthur. Under IRC Section 280G, Mr. McArthur would be subject to excise tax on $3,988,664 of excess parachute payments above his base amount. Those excess parachute payments result in $797,733 of excise taxes, $1,334,245 of tax gross-ups, and $30,914 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Paula J. Sims, Senior Vice President

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$370,000[1]	$0	$0	$0	$1,106,300	$0	$1,073,000	$0
Annual Incentive[2]	$0	$0	$0	$0	$0	$166,500	$140,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period)[3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant[4]	$0	$0	$0	$0	$0	$312,862	$312,862
2007 (performance period)[4]	$0	$0	$0	$0	$0	$312,862	$312,862
2008 (performance period)[4]	$0	$0	$0	$0	$0	$301,107	$82,120
Restricted Stock Units[5]
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$47,382	$47,382
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$47,382	$47,382
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$47,342	$47,342
2007 Retention Grant (grant date vesting)	$0	$0	$0	$0	$0	$278,950	$278,950
2008 – 2009 (grant date vesting)	$0	$0	$0	$0	$0	$47,979	$0
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$47,979	$0
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$48,019	$0
Restricted Stock[6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$39,850	$39,850
Benefits and Perquisites
Incremental Non-Qualified Pension[7]	$0	$0	$0	$0	$0	$525,580	$0
Deferred Compensation[8]	$268,941	$0	$0	$268,941	$268,941	$287,065	$287,065
Post-retirement Health Care[9]	$0	$0	$0	$5,330	$0	$6,967	$0
Split-Dollar Policy[10]	$5,000	$0	$0	$5,000	$5,000	$32,511	$949,793
Executive AD&D Proceeds[11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up12	$0	$0	$0	$0	$0	$1,162,800	$0
TOTAL	$273,941	$0	$0	$1,385,571	$273,941	$4,786,138	$3,045,608

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Ms. Sims’s employment agreement requires a severance equal to 2.99 times her then current base salary ($370,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times two plus annual target MICP award times two (($370,000 + $166,500) x 2). Does not include impact of long-term disability. In the event of a long-term disability, Ms. Sims would receive 60% of base salary during the period of her disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Ms. Sims would receive 100% of her target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 45% times $370,000. In the event of death or disability, Ms. Sims would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Ms. Sims’s MICP award was $140,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

Carolina Power & Light Proxy Statement

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Ms. Sims would immediately vest 10,566 restricted stock units granted on March 20, 2007, and would forfeit 3,613 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Ms. Sims’s restricted stock grant dates are beyond the one-year threshold; therefore, all 1,000 restricted stock shares would vest immediately.

     7 Ms. Sims was not vested under the SERP as of December 31, 2008, so this is the incremental value due to accelerated vesting under involuntary or good reason termination (CIC). No accelerated vesting or incremental nonqualified pension benefit applies under any other scenario above.

     8 Unvested MICP deferral premiums would be forfeited under voluntary termination, involuntary not for cause termination, and for cause termination. Ms. Sims would forfeit $18,124 of unvested deferred MICP premiums. Ms. Sims is not eligible for early retirement or normal retirement. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under involuntary or good reason termination (CIC), death or disability.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Ms. Sims is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Ms. Sims would be reimbursed for 18 months of COBRA premiums at $296.12 per month as provided in her employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Ms. Sims was participating in prior to termination for 24 months at $290.31 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Ms. Sims surrendered her policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration with a minimum of $5,000. There is no provision for early retirement under the Split-Dollar program, and Ms. Sims is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for two years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Ms. Sims would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Ms. Sims. Under IRC Section 280G, Ms. Sims would be subject to excise tax on $2,144,361 of excess parachute payments above her base amount. Those excess parachute payments result in $428,872 of excise taxes, $717,308 of tax gross-ups, and $16,620 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

DIRECTOR COMPENSATION

     Our Board of Directors is comprised of employees of Progress Energy and its affiliates. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries, including the Company. Therefore, they do not receive an annual retainer, attendance fees or any additional compensation for their service as directors of the Company.

EQUITY COMPENSATION PLAN INFORMATION

     There are no compensation plans under which equity securities of the Company are authorized for issuance. Our Parent sponsors an equity compensation plan in which certain employees of the Company participate.

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (ACPA, Professional Standards, Vol. 1 AV Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T by the SEC’s Regulation S-X, Rule 2-07, and by the NYSE’s Corporate Governance Rules, as may be modified, amended or supplemented.

     The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche, LLP, their independence.

     Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Audit and Corporate Performance Committee
of the Progress Energy Board of Directors

Theresa M. Stone, Chair
James E. Bostic, Jr.
James B. Hyler, Jr.
Charles W. Pryor, Jr.
Carlos A. Saladrigas
Alfred C. Tollison, Jr.

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

Carolina Power & Light Proxy Statement

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

     The Audit Committee of Progress Energy has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) and the relationship between audit and non-audit services provided by Deloitte. Progress Energy has adopted policies and procedures for preapproving all audit and permissible non-audit services rendered by Deloitte, and the fees billed for those services. Those policies and procedures apply to Progress Energy and its subsidiaries, including the Company. Progress Energy’s Controller is responsible to the Audit Committee for enforcement of this procedure and for reporting noncompliance. Pursuant to the preapproval policy, the Audit Committee specifically preapproved the use of Deloitte for audit, audit-related, tax and non-audit services.

     The preapproval policy requires management to obtain specific preapproval from the Audit Committee for the use of Deloitte for any permissible non-audit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible non-audit services will not be considered for approval except in limited instances, which may include proposed services that provide significant economic or other benefits. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible non-audit services provided during a fiscal year that (i) do not aggregate more than 5 percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as non-audit services at the time of the engagement must be brought to the attention of Progress Energy’s Controller for prompt submission to the Audit Committee for approval. These de minimis non-audit services must be approved by the Audit Committee or its designated representative before the completion of the services. Non-audit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, SEC rules, and Public Company Accounting Oversight Board (“PCAOB”) rules are also specifically prohibited under the policy.

     Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending or a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

     The policy requires Progress Energy’s Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and NYSE standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

     Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2008, and December 31, 2007.

	2008	2007
Audit fees	$1,866,000	$1,756,000
Audit-related fees	8,000	27,000
Tax fees	18,000	282,000
Total Fees	$1,892,000	2,065,000

     Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements; (ii) the audit of the effectiveness of our internal control over financial reporting; (iii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (iv) accounting consultations arising as part of the audits; and (v) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions.

PROXY STATEMENT

     Audit-related fees include fees billed for (i) special procedures and letter reports; (ii) benefit plan audits when fees are paid by us rather than directly by the plan; and (iii) accounting consultations for prospective transactions not arising directly from the audits.

     Tax fees include fees billed for tax compliance matters and tax planning and advisory services.

     The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax fees” is compatible with maintaining Deloitte’s independence.

     None of the services provided was approved by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and has directed that management submit the selection of that independent registered public accounting firm for ratification by our shareholders at the 2009 Annual Meeting of the Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche’s previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

     The Board of Directors recommends a vote “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

     The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2009, requires approval by a majority of the votes actually cast by holders of shares present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

Carolina Power & Light Proxy Statement

PROPOSAL 3—TO APPROVE AN AMENDMENT TO THE COMPANY’S BY-LAWS
PROVIDING FOR THE REDUCTION OF THE SIZE OF THE BOARD OF DIRECTORS

Current Size of the Company’s Board of Directors

     The Company’s By-Laws currently provide that the number of directors of the Company shall not be less than eleven (11) nor more than fifteen (15). In the event of an unfilled vacancy from to time, the Board of Directors may occasionally have fewer than eleven (11) directors. As discussed below, the Board of Directors is currently comprised of seven (7) directors.

Description of Amendment Generally

     The Board of Directors recommends shareholder approval of a proposal to amend Section 10(a) the Company’s By-Laws to provide that the number of directors of the Company shall not be less than five (5) nor more than nine (9).

Background

     Progress Energy, the Company’s majority shareholder, determined that it was in the best interest of the Company to simplify the Company’s structure and increase efficiency by electing a Board of Directors comprised of employees of the Company or its affiliates. To facilitate this restructuring, all directors of the Company, except one, resigned, and the sole remaining director appointed five (5) directors to fill vacancies pursuant to Section 11 of the Company’s By-laws. Subsequent to the restructuring, one director died. Additionally, in September of 2008, one director retired. The four (4) remaining directors appointed three (3) directors to fill vacancies on the Board. Although the Board of Directors is entitled to fill the remaining four (4) vacancies, it has elected not to do so because it believes that its current size enables it to conduct its business in a productive and efficient manner. In connection with the transition to an internal Board of Directors, the Company believes that decreasing the size of the Board of Directors will streamline the decision making process and permit the Company to better execute its business strategy. The Company further believes that such streamlining will lead to increased efficiency and cost savings in addition to those already achieved by establishing a Board of Directors comprised solely of Company and affiliate employees who are not separately compensated for their board duties. The smaller Board of Directors is also expected to provide more consistent governance among Progress Energy and its affiliates.

     The proposed amendment to Section 10(a) of the By-Laws would reduce the number of directors of the Company. If the amendment to Section 10(a) is approved, the Company’s By-Laws would be immediately amended to reduce the size of the Company’s Board of Directors to not less than five (5) directors nor more than nine (9) directors.

Text of Amendment to By-Laws

     The full text of Section 10(a), as proposed to be amended, reads as follows:

“The number of directors of the Company shall not be less than five (5) nor more than nine (9). The authorized number of directors, within the limits above specified, shall be determined by the affirmative vote of a majority of the whole board given at any regular or special meeting of the Board of Directors, provided that, the number of directors shall not be reduced to a number less than the number of directors then in office unless such reduction shall become effective only at and after the next ensuing meeting of the stockholders for the election of directors.”

PROXY STATEMENT

Vote Required

     This proposal must be approved by a majority of the votes actually cast by holders of Common Stock, $5 Preferred Stock and Serial Preferred Stock, together as one group, present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker non-votes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AN
AMENDMENT TO THE COMPANY’S BY-LAWS PROVIDING FOR THE REDUCTION OF THE SIZE
OF THE COMPANY’S BOARD OF DIRECTORS.

PROPOSAL 4—AMENDMENT TO THE COMPANY’S BY-LAWS PROVIDING FOR THE
ANNUAL ELECTION OF ALL MEMBERS OF THE BOARD OF DIRECTORS

Current Classification of the Company’s Board of Directors

     The Company’s By-Laws currently provide that the directors’ terms of office shall be staggered by dividing the total number of directors into three classes, with each class containing as nearly equal a number as possible, and that at each annual shareholder meeting one, and only one, class of directors shall be chosen by the shareholders for a term of three years to succeed those whose terms expire.

Description of Amendment Generally

     The Board of Directors recommends shareholder approval of a proposal to amend Section 10(d) of the Company’s By-Laws to provide that each of the directors be elected annually for a one-year term.

Background

     Many public companies have recently taken action to “declassify” their boards of directors, including Progress Energy, the Company’s Parent corporation. The Board of Directors has considered the merits of the classified board structure, taking a variety of perspectives into account, and believes that the benefits the Company would gain from aligning its board structure with that of its parent outweigh the benefits of maintaining a classified board structure. The Board of Directors further recognizes the growing sentiments of many investors and corporate governance commentators that the annual election of directors would increase the Board of Directors’ accountability to shareholders. The Board of Directors has therefore determined that the classified board structure should be eliminated with the approval of the shareholders.

     The proposed amendment to Section 10(d) of the By-Laws would eliminate the classes of directors and the current practice of three-year terms for directors. If the amendment to Section 10(d) is approved, the Company’s By-Laws would be amended to provide for annual elections of each director beginning at the 2010 Annual Meeting of Shareholders. The term of Class III directors will expire at the 2010 Annual Meeting of Shareholders, and the directors in Classes I and II are expected to tender their resignations, effective as of the opening of the 2010 Annual Meeting of Shareholders, so that all directors will be elected to a one-year term at the 2010 Annual Meeting of Shareholders.

Text of Amendment to By-Laws

     The full text of Section 10(d), as proposed to be amended, reads as follows:

“The election of directors shall be held at the Annual Meeting of the stockholders. The directors, other than those who may be elected under circumstances specified in the Company’s Restated Charter, as it may be amended, by

Carolina Power & Light Proxy Statement

the holders of any class of stock having a preference over the Common Stock as to dividends or in liquidation, shall be elected for a term of one year expiring at the next Annual Meeting of the stockholders. Each director shall hold office until his or her respective successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal, or disqualification.”

Vote Required

     This proposal must be approved by a majority of the votes actually cast by holders of Common Stock, $5 Preferred Stock and Serial Preferred Stock, together as one group, present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker non-votes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AN
AMENDMENT TO THE COMPANY’S BY-LAWS PROVIDING FOR THE
ANNUAL ELECTION OF DIRECTORS.

FINANCIAL STATEMENTS

     Our 2008 Annual Report, which includes financial statements as of December 31, 2008, and 2007, and for each of the three years in the period ended December 31, 2008, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was provided to those who were shareholders of record as of the close of business on March 6, 2009.

FUTURE SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for inclusion in the proxy statement for our 2010 Annual Meeting must be received no later than December 1, 2009, at our principal executive offices, addressed to the attention of:

Frank A. Schiller
Corporate Secretary
Carolina Power & Light Company d/b/a
Progress Energy Carolinas, Inc.
P.O. Box 1551
Raleigh, NC 27602-1551

     Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Corporate Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our Proxy Statement was released to shareholders in connection with the previous year’s annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder’s giving of notice as described above. The shareholder filing the notice of nomination must include:

  As to the shareholder giving the notice:
–	the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

PROXY STATEMENT

–	the class and number of our shares that are owned by the shareholder and such beneficial owner;

–	a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

–	a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.
  As to each person whom the shareholder proposes to nominate for election as a director:
–	the name, age, business address and, if known, residence address of such person;

–	the principal occupation or employment of such person;

–	the class and number of shares of our stock that are beneficially owned by such person;

–	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

–	the written consent of such person to be named in the Proxy Statement as a nominee and to serve as a director if elected.

     In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice 60 days prior to the first anniversary of the preceding annual meeting. Such notice must include:

  the information described above with respect to the shareholder proposing such business;

  a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

  any material interest of such shareholder in such business.

     These requirements are separate from the requirements a shareholder must meet to have a proposal included in our Proxy Statement.

     Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Corporate Secretary. A copy of the By-Laws, as amended and restated on September 17, 2007, was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2007, and is available through the SEC’s Web site at www.sec.gov.

OTHER BUSINESS

     The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed proxy will vote on such matters pursuant to the proxy in accordance with their best judgment.

Carolina Power & Light Proxy Statement

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A. Policy Statement

     The Company’s Board of Directors (the “Board”) recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company’s general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

     This Policy has been approved by the Board. The Corporate Governance Committee (the “Committee”) will review and may recommend to the Board amendments to this Policy from time to time.

B. Related Person Transactions

     For the purposes of this Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

     For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc. or a nominee to become a director of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc.;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

3.	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.	any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

PROXY STATEMENT

C. Approval Procedures

1.	The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year’s first regularly scheduled Committee meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

2.	In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

3.	No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

D. Ratification Procedures

     In the event the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E. Review of Ongoing Transactions

     At the Committee’s first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

Carolina Power & Light Proxy Statement

F. Disclosure

     All Related Person Transactions are to be disclosed in the filings of the Company, Progress Energy Carolinas, Inc. or Progress Energy Florida, Inc., as applicable, with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

     The material features of this Policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

Carolina Power & Light Proxy Statement

Directions to Carolina Power & Light’s
2009 Annual Shareholders’ Meeting

Progress Energy Center for the Performing Arts
2 E. South Street, Raleigh, North Carolina

Voting Instructions
You can vote by telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by telephone must be received by 12:01 a.m., Eastern Daylight Time, on May 13, 2009.
Vote by telephone

  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3 and 4.
1.	Election of Directors:	For	Withhold
01 - W. Johnson Class II
	For	Withhold
02 - P. Sims Class II

		For	Against	Abstain

2.	Ratification of the selection of Deloitte & Touche LLP as Carolina Power & Light Company’s independent registered public accounting firm for 2009.

4.	Amend the By-Laws of the Company to provide for the annual election of all members of the Company’s Board of Directors.

		For	Against	Abstain

3.	Amend the By-Laws of the Company to reduce the size of the Company’s Board of Directors.

5.	In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.
/ /
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

2009 Annual Meeting of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. Shareholders
May 13, 2009 at 10:00 a.m.
Progress Energy Center for the Performing Arts
Raleigh, NC
(map located on back of Meeting Notice & Proxy Statement)

Dear Shareholder,

Please take note of the important information enclosed with the Proxy Card. That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope. If you prefer, you may vote by telephone by following the instructions in the proxy materials.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held May 13, 2009, unless you plan to vote in person at the Meeting.

Thank you in advance for your prompt consideration of these matters.

▼IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Annual Meeting Proxy Card
Carolina Power & Light Company
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints William D. Johnson and Frank A. Schiller, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 13, 2009, at 10:00 a.m., and at any adjournment thereof, for the election of directors, for the ratification of the selection of the independent registered public accounting firm for the Company for 2009, for the amendment to the By-Laws to reduce the size of the Company’s Board of Directors, for the amendment to the By-Laws to provide for the annual election of all members of the Company’s Board of Directors and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR 2009, FOR THE AMENDMENT TO THE BY-LAWS TO REDUCE THE SIZE OF THE COMPANY’S BOARD OF DIRECTORS, AND FOR THE AMENDMENT TO THE BY-LAWS TO PROVIDE FOR THE ANNUAL ELECTION OF ALL MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS, ALL AS SET FORTH IN THE PROXY STATEMENT. THE NOMINEES FOR DIRECTOR ARE: CLASS II - W. JOHNSON AND P. SIMS. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.